Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended December 31, 2005
TABLE OF CONTENTS

Press Release	1
Condensed Consolidated Statements of Income	5
Funds From Operations	6
Condensed Consolidated Balance Sheets	7
Key Ratios and Supplemental Information	8
Net Income and Funds From Operations — Supplemental Detail	9
Development Pipeline	21
Portfolio Listing	23
Same Property Information	26
Square Feet Expiring:
Office	27
Retail	28
Top 25 Largest Tenants	29
Inventory of Land Held for Investment or Future Development	30
Inventory of Residential Lots Under Development	32
Debt Outstanding	34
Reconciliations of Non-GAAP Financial Measures	35
Discussion of Non-GAAP Financial Measures	41
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Patrick T. Hickey, Jr.
Executive Vice President and	Vice President
Chief Financial Officer	(770) 857-2503
(770) 857-2416	pathickey@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
FOURTH QUARTER AND YEAR ENDED DECEMBER 31, 2005
     ATLANTA (February 6, 2006) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three months and year ended December 31, 2005. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
     During the year ended December 31, 2004, the Company sold $1.3 billion of consolidated and joint venture operating properties and recognized significant gains on the sale of these properties. Because these sales gains were included in Net Income Available to Common Stockholders (“Net Income Available”) for 2004, but not for 2005, the results shown below reflect a substantial decrease in Net Income Available from 2004 to 2005. Also, Funds From Operations Available to Common Stockholders (“FFO”) was lower in 2005 than in 2004 as a result of the reduction in revenues from these properties sold in 2004.
     Net Income Available was $12.6 million, or $0.24 per share, for the fourth quarter of 2005 compared with $118.5 million, or $2.29 per share, for the fourth quarter of 2004. FFO was $22.8 million, or $0.44 per share, for the fourth quarter of 2005 compared with $27.3 million, or $0.53 per share, for the fourth quarter of 2004.
     Net Income Available was $34.5 million, or $0.67 per share, for the year ended December 31, 2005 compared with $399.7 million, or $7.84 per share, for the year ended December 31, 2004. FFO was $73.7 million, or $1.43 per share, for the year ended December 31, 2005 compared with $108.9 million, or $2.13 per share, for the year ended December 31, 2004.
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2500 Windy Ridge Parkway • Suite 1600 • Atlanta, Georgia 30339-5683 • 770/955-2200 • FAX 770/857-2360

CUZ Reports Fourth Quarter Results

February 6, 2006
     Fourth quarter highlights of the Company included the following:
•	The grand opening of The Avenue® Carriage Crossing on October 19, 2005. The first phase of this 786,000 square foot center, located in suburban Memphis, is 92% leased or sold to tenants including Dillard’s, Parisian, Barnes & Noble, Linens ’n Things, and numerous specialty retailers, including Talbots, Ann Taylor and Banana Republic.

•	Completed the foundation and began revenue recognition on 50 Biscayne, the 529-unit condominium development located in Miami, Florida, in which the Company is a partner. The Company recorded its share of revenue recognition under the percentage-of-completion method in the fourth quarter of 2005 in the amount of $5.9 million.

•	Signed four leases totaling 128,000 square feet at Terminus 100 to bring the 651,000 square foot building to 41% leased.

•	Sold 577 residential lots during the quarter. Total lots sold during the year were 1,941 compared to 1,688 in 2004.

•	Sold 12 acres in Wildwood Office Park for $3.5 million, generating GAAP gains and FFO of $2.5 million.

•	Began development of three new residential projects in Texas and Georgia that will contain a total of 993 lots.

•	Purchased approximately 6,300 acres of land in Paulding County, Georgia, through the Temco joint venture, for future development or sale.

•	Recognized $5 million in income and FFO related to an interest in a shopping center completed by another developer in Cincinnati, Ohio.
     Recent developments in 2006 include the following:
•	On January 10, 2006, purchased 304 acres in Jackson County, Georgia, for the Company’s second major industrial park.

•	On January 25, 2006, the Temco joint venture sold 855 acres at its Seven Hills project. The Company expects to receive $9.4 million from Temco representing its pro rata share of the proceeds from the sale.

•	On February 1, 2006, acquired 22 acres in the southwest suburban market of Austin, Texas, for a potential future office development.
     At December 31, 2005, the Company’s portfolio of operational office buildings was 88% leased compared with 85% at September 30, 2005, and its portfolio of operational retail centers was 95% leased compared with 96% at September 30, 2005.
     At December 31, 2005, the Company and its joint ventures had eight retail, office and industrial projects under development totaling 2.4 million Company-owned square feet, and two condominium projects under development containing a total of 646 units. The Company estimates its share of the total cost of these projects will be $562 million and expects completion of these projects throughout the next three years. In addition, the Company had 25 residential communities under development directly or through investments in unconsolidated entities in which approximately 12,700 lots remain to be developed and/or sold.
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CUZ Reports Fourth Quarter Results

February 6, 2006
     “2005 was an extremely active and successful year for Cousins. All of our divisions launched significant new projects, and as a result we began over $400 million of new development,” said Tom Bell, president & CEO of Cousins Properties. “One of our key focuses throughout the year was on generating value through new development projects, as well as expansion of existing ones. An excellent example of the quality of our development pipeline is the first building at Terminus — our landmark development in the Buckhead section of Atlanta — which after just eight months of construction is already 41% leased and 53% committed.”
     “Retail development remained the leading performer for Cousins in 2005,” Bell continued. “The 786,000 square foot Avenue® Carriage Crossing in suburban Memphis is our largest Avenue to date. We also accelerated our retail growth by breaking ground on the San Jose MarketCenter® and Atlanta’s Avenue Webb Gin, both of which are scheduled for opening in 2006. The Industrial Division began its first project in 2005, and our Land Division sold a record number of residential lots. Finally, we took steps in 2005 to respond to current urban housing trends by merging our Office Division with newly acquired expertise in the urban multi-family category. With condominium projects underway in Atlanta and Miami, the Office/Multi-Family Division is already engaged in developing convenient livable communities and this new capability further expands our unique capabilities in mixed use development.”
     The Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (770) 857-2503.
     The Company will conduct a conference call at 3:00 p.m. (Eastern time) on Tuesday, February 7, 2006, to discuss the results of the quarter and year ended December 31, 2005. The number to call for this interactive teleconference is (719) 457-2622. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the pass code, 9471952. The Company will also provide an online Web simulcast and rebroadcast of its fourth quarter 2005 earnings release conference call. The live broadcast will be available through the “Q4 2005 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 30 days.
     Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land
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CUZ Reports Fourth Quarter Results

February 6, 2006
development projects. The Company’s portfolio consists of interests in 7.5 million square feet of office space, 3.8 million square feet of retail space, 0.4 million square feet of industrial space, over 10,000 acres of strategically located land tracts for sale or future development, and significant land holdings for development of single-family residential communities. Cousins also provides leasing and management services to third-party investors; its client-services portfolio comprises 11.9 million square feet of office space. Cousins is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit Cousins’ Web site at www.cousinsproperties.com.
Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.
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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2005 AND 2004
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2005	2004	2005	2004
REVENUES:
Rental property revenues	$27,514	$22,556	$100,602	$101,102
Fee income	7,460	4,897	20,082	16,477
Multi-family residential unit sales	6,247	—	11,233	—
Residential lot and outparcel sales	4,927	5,105	21,933	16,700
Interest and other	427	879	1,886	2,528

	46,575	33,437	155,736	136,807

COSTS AND EXPENSES:
Rental property operating expenses	11,192	8,407	40,005	33,814
General and administrative expenses	14,867	8,683	40,703	33,702
Depreciation and amortization	9,051	9,620	36,518	37,231
Multi-family residential unit cost of sales	5,131	—	9,405	—
Residential lot and outparcel cost of sales	3,912	4,120	16,404	12,007
Interest expense	2,535	2,707	9,094	14,623
Other	628	452	1,322	1,948

	47,316	33,989	153,451	133,325

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES, MINORITY INTEREST AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(741)	(552)	2,285	3,482
PROVISION FOR INCOME TAXES FROM OPERATIONS	(3,809)	(1,178)	(7,756)	(2,744)
MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(1,688)	(221)	(3,037)	(1,417)
INCOME FROM UNCONSOLIDATED JOINT VENTURES	20,164	79,565	40,955	204,493

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	13,926	77,614	32,447	203,814
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	2,532	29,408	15,733	118,056

INCOME FROM CONTINUING OPERATIONS	16,458	107,022	48,180	321,870
DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income (loss) from discontinued operations	2	(326)	524	3,987
Gain on sale of investment properties, net of minority interest	(70)	13,988	1,037	81,927

	(68)	13,662	1,561	85,914

NET INCOME	16,390	120,684	49,741	407,784
DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,813)	(2,230)	(15,250)	(8,042)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$12,577	$118,454	$34,491	$399,742

PER SHARE INFORMATION — BASIC:
Income from continuing operations	$0.25	$2.11	$0.66	$6.40
Income from discontinued operations	0.00	0.28	0.03	1.76

Net income available to common stockholders	$0.25	$2.39	$0.69	$8.16

PER SHARE INFORMATION — DILUTED:
Income from continuing operations	$0.24	$2.03	$0.64	$6.15
Income from discontinued operations	0.00	0.26	0.03	1.69

Net income available to common stockholders	$0.24	$2.29	$0.67	$7.84

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$7.52	$1.48	$8.63

WEIGHTED AVERAGE SHARES — BASIC	50,160	49,567	49,989	49,005

WEIGHTED AVERAGE SHARES — DILUTED	51,825	51,677	51,747	51,016

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE MONTHS AND YEARS ENDED DECEMBER 31, 2005 AND 2004
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Years Ended
	December 31,		December 31,
	2005	2004	2005	2004
Net Income Available to Common Stockholders	$12,577	$118,454	$34,491	$399,742
Depreciation and amortization:
Consolidated properties	9,051	9,620	36,518	37,231
Discontinued properties	—	44	68	5,298
Share of unconsolidated joint ventures	2,047	2,631	8,920	15,915
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(857)	(658)	(2,951)	(2,652)
Share of unconsolidated joint ventures	(4)	(6)	(78)	(35)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated properties	(2,532)	(29,408)	(15,733)	(118,056)
Discontinued properties	70	(13,988)	(1,037)	(81,927)
Share of unconsolidated joint ventures	10	(76,965)	(1,935)	(176,265)
Gain on sale of undepreciated investment properties	2,473	17,557	15,483	29,627

Funds From Operations Available to Common Stockholders	$22,835	$27,281	$73,746	$108,878

Per Common Share — Basic:
Net Income Available	$.25	$2.39	$.69	$8.16

Funds From Operations	$.46	$.55	$1.48	$2.22

Weighted Average Shares	50,160	49,567	49,989	49,005

Per Common Share — Diluted:
Net Income Available	$.24	$2.29	$.67	$7.84

Funds From Operations	$.44	$.53	$1.43	$2.13

Diluted Weighted Average Shares	51,825	51,677	51,747	51,016

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. For the 2004 periods, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 periods, the Company modified its NAREIT defined calculations of FFO to include $5.0 million ($0.10 per share) in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	December 31,
	2005	2004
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $158,700 as of 2005 and $140,262 as of 2004	$572,466	$528,551
Land held for investment or future development	62,059	29,563
Projects under development	241,711	97,472
Residential lots under development	11,577	19,860

Total properties	887,813	675,446

CASH AND CASH EQUIVALENTS	9,336	89,490
RESTRICTED CASH	3,806	1,188
NOTES AND OTHER RECEIVABLES	40,014	24,957
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	217,232	199,233
OTHER ASSETS, including goodwill of $8,324 as of 2005 and $8,131 as of 2004	30,073	36,678

TOTAL ASSETS	$1,188,274	$1,026,992

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$467,516	$302,286
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	55,791	35,226
DEFERRED GAIN	5,951	6,209
DEPOSITS AND DEFERRED INCOME	2,551	3,504

TOTAL LIABILITIES	531,809	347,225

MINORITY INTERESTS	24,185	20,017

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred Stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized; 53,357,151 and 52,783,791 shares issued as of 2005 and 2004, respectively	53,357	52,784
Additional paid-in capital	321,747	311,943
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	(8,495)	(10,160)
Cumulative undistributed net income	130,565	170,077

TOTAL STOCKHOLDERS’ INVESTMENT	632,280	659,750

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,188,274	$1,026,992

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(Unaudited, in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	70,815	47,872	238,803	10,842	45,707	224,739	118,454	399,742	5,525	6,466	9,923	12,577	34,491

		FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”)	108,122	113,366	124,965	26,995	25,266	29,336	27,281	108,878	16,287	17,585	17,039	22,835	73,746

		BASIC WEIGHTED AVERAGE COMMON SHARES	49,205	49,252	48,313	48,637	48,750	49,060	49,567	49,005	49,788	49,924	50,079	50,160	49,989
		DILUTED WEIGHTED AVERAGE COMMON SHARES	50,280	49,937	49,415	50,421	50,405	50,943	51,077	51,016	51,653	51,586	52,013	51,825	51,747

		NET INCOME PER COMMON SHARE — BASIC	1.44	0.97	4.94	0.22	0.94	4.58	2.39	8.16	0.11	0.13	0.20	0.25	0.69
		NET INCOME PER COMMON SHARE — DILUTED	1.41	0.96	4.83	0.22	0.91	4.41	2.29	7.84	0.11	0.13	0.19	0.24	0.67

		FFO PER COMMON SHARE — BASIC	2.20	2.30	2.59	0.56	0.52	0.60	0.55	2.22	0.33	0.35	0.34	0.46	1.48
		FFO PER COMMON SHARE — DILUTED	2.15	2.27	2.53	0.54	0.50	0.58	0.53	2.13	0.32	0.34	0.33	0.44	1.43

(H	)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207	1,321	2,564	3,347	9,439

		REGULAR COMMON DIVIDENDS	68,595	73,345	71,694	18,096	18,133	18,191	18,449	72,869	18,611	18,621	18,689	18,728	74,649
		SPECIAL COMMON DIVIDEND	—	—	100,544	—	—	—	356,493	356,493	—	—	—	—	—
		REGULAR COMMON DIVIDENDS PER SHARE	1.39	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.37	0.37	1.48
		SPECIAL COMMON DIVIDEND PER SHARE	—	—	2.07	—	—	—	7.15	7.15	—	—	—	—	—

		COMMON STOCK PRICE AT PERIOD END	24.36	24.70	30.00	32.79	32.95	34.31	30.27	30.27	25.87	29.58	30.22	28.30	28.30
		NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	49,425	48,386	48,535	48,996	49,095	49,740	50,092	50,092	50,324	50,460	50,550	50,665	50,665

		PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	—	—	27.25	27.50	25.20	25.79	26.15	26.15	25.25	25.70	26.00	25.75	25.75
		NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	—	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	—	—	—	—	—	25.00	25.00	25.00	25.45	25.60	25.40	25.40
		NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	—	—	—	—	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000

		COMMON EQUITY MARKET CAPITALIZATION	1,203,993	1,195,134	1,494,351	1,606,579	1,617,680	1,706,579	1,516,285	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820
		PREFERRED EQUITY MARKET CAPITALIZATION	—	—	109,000	110,000	100,800	103,160	204,600	204,600	201,000	204,600	206,400	204,600	204,600
(A	)	ADJUSTED DEBT (1)	766,503	844,880	697,050	741,630	702,534	424,685	350,346	350,346	360,214	399,272	411,758	514,560	514,560

		TOTAL MARKET CAPITALIZATION	1,970,496	2,040,014	2,300,401	2,458,209	2,421,014	2,234,424	2,071,231	2,071,231	1,863,096	2,096,479	2,145,779	2,152,980	2,152,980

		ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	39%	41%	30%	30%	29%	19%	17%	17%	19%	19%	19%	24%	24%

(A	)	RECOURSE DEBT (1)	154,018	160,443	20,697	57,555	101,269	50,365	50,238	50,238	60,911	100,251	113,351	196,824	196,824

		RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8%	8%	1%	2%	4%	2%	2%	2%	3%	5%	5%	9%	9%

		COMMON EQUITY MARKET CAPITALIZATION	1,203,993	1,195,134	1,494,351	1,606,579	1,617,680	1,706,579	1,516,285	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820
		PREFERRED EQUITY MARKET CAPITALIZATION	—	—	109,000	110,000	100,800	103,160	204,600	204,600	201,000	204,600	206,400	204,600	204,600
(A	)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	851,188	935,646	783,638	827,172	786,931	513,792	438,050	438,050	447,791	491,568	511,988	615,645	615,645

		TOTAL MARKET CAPITALIZATION	2,065,181	2,130,780	2,386,989	2,543,751	2,505,411	2,323,531	2,158,935	2,158,935	1,950,673	2,188,775	2,246,009	2,254,065	2,254,065

		TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	42%	44%	33%	33%	31%	22%	20%	20%	23%	22%	23%	27%	27%

(B	)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489	2,808	2,378	3,233	11,908
		FFO BEFORE INTEREST	149,668	163,997	170,739	37,250	35,381	36,858	31,045	140,534	19,776	20,393	19,417	26,068	85,654
		INTEREST EXPENSE COVERAGE RATIO	3.60	3.24	3.73	3.63	3.50	4.90	8.25	4.44	5.67	7.26	8.17	8.06	7.19

(C	)	FIXED CHARGES (excluding preferred dividends)(1)	52,588	65,254	59,580	13,831	13,800	10,619	5,604	43,854	5,227	4,365	4,150	6,763	20,505
		FFO PLUS FIXED CHARGES (excluding preferred dividends)	150,293	164,848	171,338	37,340	35,518	37,003	31,178	141,039	19,932	20,577	19,587	26,241	86,337
		FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.86	2.53	2.88	2.70	2.57	3.48	5.56	3.22	3.81	4.71	4.72	3.88	4.21

(C	)	FIXED CHARGES (including preferred dividends)(1)	52,588	65,254	62,938	15,769	15,737	12,556	7,834	51,896	9,040	8,177	7,962	10,576	35,755
		FFO PLUS FIXED CHARGES (including preferred dividends)	150,293	164,848	174,696	39,278	37,455	38,940	33,408	149,081	23,745	24,389	23,399	30,054	101,587
		FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.86	2.53	2.78	2.49	2.38	3.10	4.26	2.87	2.63	2.98	2.94	2.84	2.84

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

		CONSOLIDATED ENTITY FFO AND NET INCOME:

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		OFFICE:
		3100 WINDY HILL RD	2,688	2,693	2,988	746	748	752	728	2,974	734	734	737	739	2,944
		3301 WINDY RIDGE PARKWAY	1,122	1,517	1,555	389	430	429	411	1,659	404	423	440	426	1,693
		100 NORTH POINT CENTER EAST	0	0	73	212	241	281	276	1,010	277	234	237	272	1,020
		200 NORTH POINT CENTER EAST	0	0	23	102	97	95	123	417	48	36	164	115	363
		333 NORTH POINT CENTER EAST	2,410	2,447	1,448	214	216	302	304	1,036	321	403	352	319	1,395
		555 NORTH POINT CENTER EAST	2,603	2,546	2,238	1,908	275	228	177	2,588	346	377	400	383	1,506
		615 PEACHTREE STREET	1,930	1,987	1,922	440	464	264	247	1,415	273	254	212	18	757
		LAKESHORE PARK PLAZA	1,351	1,113	1,231	351	382	374	352	1,459	426	224	40	32	722
		INFORUM	13,813	13,714	13,843	3,581	3,491	3,063	2,673	12,808	2,836	2,726	2,879	2,935	11,376
		600 UNIVERSITY PARK PLACE	1,631	1,757	1,871	457	460	457	423	1,797	431	417	421	432	1,701
		THE POINTS AT WATERVIEW	1,717	1,040	1,802	833	523	545	478	2,379	549	432	454	453	1,888
		ONE GEORGIA CENTER	3,822	3,438	2,943	736	332	363	(62)	1,369	(308)	(261)	(414)	(378)	(1,361)
		FROST BANK TOWER	0	0	0	21	711	1,172	1,582	3,486	1,311	1,152	1,206	1,454	5,123
		GALLERIA 75	0	0	0	124	245	277	253	899	206	274	272	284	1,036
		505 & 511 PEACHTREE STREET	0	0	0	0	0	0	38	38	76	60	64	70	270
		ATHEROGENICS	1,114	1,134	1,181	303	306	307	306	1,222	308	311	311	311	1,241
		INHIBITEX	0	0	0	0	0	0	0	0	0	189	246	231	666
		MERIDIAN MARK PLAZA	3,556	4,073	4,153	1,044	1,059	1,065	1,056	4,224	1,080	1,164	1,114	1,129	4,487

		SUBTOTAL	37,757	37,459	37,271	11,461	9,980	9,974	9,365	40,780	9,318	9,149	9,135	9,225	36,827

		RETAIL:
		GA 400 LAND LEASES	1,331	1,298	1,399	385	365	365	348	1,463	361	352	351	368	1,432
		THE AVENUE EAST COBB	5,396	5,327	5,820	1,404	1,401	1,487	1,372	5,664	1,416	1,381	1,433	1,520	5,750
		THE AVENUE OF THE PENINSULA	2,522	4,284	4,572	1,001	1,193	968	1,051	4,213	1,158	1,235	926	1,128	4,447
		THE AVENUE PEACHTREE CITY	1,191	3,160	3,029	993	833	749	855	3,430	963	1,047	923	995	3,928
		THE AVENUE WEST COBB	0	0	655	882	953	1,068	1,032	3,935	1,105	1,083	1,108	1,304	4,600
		AVENUE VIERA	0	0	0	0	0	0	189	189	421	610	804	891	2,726
		VIERA MARKET CENTER	0	0	0	0	0	0	0	0	0	0	0	148	148
		THE AVENUE CARRIAGE CROSSING	0	0	0	0	0	0	0	0	0	0	0	743	743

		SUBTOTAL	10,440	14,069	15,475	4,665	4,745	4,637	4,847	18,894	5,424	5,708	5,545	7,097	23,774

		OTHER RENTAL OPERATIONS:
		OTHER	156	0	0	0	(1)	0	0	(1)	0	0	(6)	0	(6)

		SUBTOTAL	156	0	0	0	(1)	0	0	(1)	0	0	(6)	0	(6)

		PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS
		RENTAL REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		101 INDEPENDENCE CENTER	9,173	8,916	9,085	2,275	2,351	647	21	5,294	2	0	0	0	2
		333 JOHN CARLYLE	3,259	3,535	3,952	856	460	(3)	3	1,316	0	0	0	0	0
		1900 DUKE STREET	2,245	2,698	2,932	742	390	(2)	(1)	1,129	0	0	0	0	0
		COLONIAL PLAZA MARKETCENTER	746	0	0	0	0	0	0	0	0	0	0	0	0
		COLUMBUS BAZAAR	0	0	0	0	5	(43)	(86)	(124)	0	0	0	0	0

		TOTAL PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,423	15,149	15,969	3,873	3,206	599	(63)	7,615	2	0	0	0	2

		TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	63,776	66,677	68,715	19,999	17,930	15,210	14,149	67,288	14,744	14,857	14,674	16,322	60,597

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

(E	)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES
		LESS RENTAL PROPERTY OPERATING EXPENSES (1):
		NORTHSIDE/ALPHARETTA I	1,641	1,819	1,606	386	411	463	79	1,339	(4)	(5)	0	(3)	(12)
		NORTHSIDE/ALPHARETTA II	2,335	2,255	2,160	579	592	605	216	1,992	(6)	(16)	44	17	39
		101 SECOND STREET	13,616	14,557	10,632	2,320	2,322	2,150	(22)	6,770	7	53	5	1	66
		55 SECOND STREET	0	12,724	27,073	1,652	1,950	1,495	(30)	5,067	2	9	160	2	173
		AT&T WIRELESS SERVICES HEADQUARTERS	5,732	5,718	2,828	0	0	0	0	0	0	0	0	0	0
		CERRITOS CORPORATE CENTER-PHASE II	1,415	2,322	1,128	0	0	0	0	0	0	0	0	0	0
		PRESIDENTIAL MARKETCENTER	3,451	3,731	2,396	0	0	0	0	0	0	0	0	0	0
		MIRA MESA MARKETCENTER	5,636	5,956	2,298	0	0	0	0	0	69	0	0	(13)	56
		PERIMETER EXPO	3,226	3,178	2,404	0	0	0	0	0	0	0	0	(5)	(6)
		SALEM ROAD STATION	556	505	0	0	0	0	0	0	0	0	0	0	0
		THE SHOPS OF LAKE TUSCALOOSA	0	0	18	132	145	151	142	570	0	0	0	5	5
		HANOVER SQUARE SOUTH	0	0	0	0	0	0	0	0	(10)	140	268	(2)	396
		OTHER	100	94	98	22	0	0	0	22	0	0	0	0	0

		TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	37,708	52,859	52,641	5,091	5,420	4,864	385	15,760	58	181	477	2	718

		RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:

(G	)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	0	195	120	0	365	106	0	471	0	0	1,381	(14)	1,367

(G	)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,011	2,143	7,270	1,967	1,267	8,836	17,557	29,627	6,766	5,512	732	2,473	15,483
(G	)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	1,098	671	472	991	80	937	227	2,235	82	(2)	1,476	1,791	3,347

		TOTAL TRACT & OUTPARCEL SALES NET OF COS	3,109	2,814	7,742	2,958	1,347	9,773	17,784	31,862	6,848	5,510	2,208	4,264	18,830

(G	)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	772	1,622	2,803	1,398	823	1,016	985	4,222	492	1,426	1,215	1,029	4,162
(G	)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	645	1,281	3,428	1,724	1,389	1,011	2,826	6,950	1,791	1,661	3,357	3,115	9,924

		TOTAL LOT SALES NET OF COS	1,417	2,903	6,231	3,122	2,212	2,027	3,811	11,172	2,283	3,087	4,572	4,144	14,086

(G	)	INTEREST — JOINT VENTURE (1)	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)	(39)	(38)	(37)	(152)
(G	)	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(62)	0	0	0	(62)
(G	)	OTHER — JOINT VENTURE (1)	(23)	(3)	(156)	(38)	(7)	(43)	(132)	(220)	(24)	176	(104)	22	70

		TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	4,503	5,909	13,937	6,022	3,880	11,824	21,424	43,150	9,007	8,734	8,019	8,379	34,139

		MULTI-FAMILY FFO:

(J	)	MULTI-FAMILY SALES NET OF COST OF SALES — WHOLLY OWNED (1)	0	0	0	0	0	0	0	0	0	0	712	1,116	1,828
(J	)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	0	0	0	0	0	0	0	514	0	6,668	7,182

		TOTAL MULTI-FAMILY FFO	0	0	0	0	0	0	0	0	0	514	712	7,784	9,010

		DEVELOPMENT INCOME	6,179	4,625	2,870	512	1,045	624	1,129	3,310	497	684	623	1,252	3,056

		MANAGEMENT FEES	7,966	9,313	8,519	2,074	2,140	2,242	2,248	8,704	2,307	2,287	2,141	2,207	8,942

		LEASING & OTHER FEES	5,344	4,297	6,991	643	782	1,518	1,520	4,463	1,048	998	2,037	4,001	8,084

		INTEREST INCOME & OTHER:	6,061	4,393	3,940	448	107	1,094	879	2,528	305	414	740	427	1,886

		GENERAL & ADMINISTRATIVE EXPENSES	(26,734)	(27,699)	(29,606)	(7,983)	(8,605)	(8,431)	(8,683)	(33,702)	(8,676)	(8,217)	(8,943)	(14,867)	(40,703)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

		INTEREST EXPENSE CONSOLIDATED:
		CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(9,910)	(4,738)	(3,320)	(472)	(753)	(106)	0	(1,331)	0	0	0	0	0
		CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	0	0	0	0	(356)	(408)	(764)	(452)	(751)	(1,030)	(1,746)	(3,979)
		NOTE PAYABLE, UNSECURED - 8.04%	0	0	(598)	(489)	(466)	(466)	(461)	(1,882)	(458)	(452)	(238)	0	(1,148)
		PERIMETER EXPO DEBT - 8.04%	(1,662)	(1,637)	(1,087)	0	0	0	0	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.677%	(4,583)	(868)	0	0	0	0	0	0	0	0	0	0	0
		BANK OF AMERICA PLAZA FINANCING - 6.9575%	0	(8,974)	(10,718)	(2,605)	(2,592)	(2,610)	(2,599)	(10,406)	(2,532)	(2,548)	(2,564)	(2,553)	(10,197)
		101 INDEPENDENCE CENTER DEBT - 8.22%	(3,827)	(3,755)	(3,673)	(905)	(899)	(269)	0	(2,073)	0	0	0	0	0
		LAKESHORE PARK PLAZA DEBT - 6.78%	(710)	(696)	(682)	(168)	(167)	(166)	(165)	(666)	(164)	(163)	(161)	(160)	(648)
		MERIDIAN MARK PLAZA DEBT - 8.27%	(2,118)	(2,097)	(2,074)	(515)	(513)	(511)	(509)	(2,048)	(507)	(506)	(505)	(503)	(2,021)
		1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(579)	(3,456)	(3,419)	(849)	(440)	0	0	(1,289)	0	0	0	0	0
		100 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	(79)	(232)	(232)	(233)	(235)	(932)	(230)	(232)	(235)	(235)	(932)
		200 NORTH POINT CENTER EAST DEBT - 7.86%	0	0	(70)	(205)	(205)	(209)	(207)	(826)	(204)	(206)	(208)	(208)	(826)
		333 & 555 NORTH POINT CENTER DEBT - 7%	(384)	(2,282)	(2,246)	(556)	(553)	(550)	(548)	(2,207)	(545)	(543)	(540)	(537)	(2,165)
		THE AVENUE EAST COBB DEBT - 8.39%	(3,277)	(3,250)	(3,220)	(800)	(798)	(796)	(794)	(3,188)	(792)	(789)	(787)	(785)	(3,153)
		600 UNIVERSITY PARK DEBT - 7.38%	(492)	(1,042)	(1,032)	(256)	(255)	(255)	(254)	(1,020)	(254)	(253)	(251)	(251)	(1,009)
		CEDAR GROVE LAKES DEBT - 8%	0	(148)	0	0	0	0	0	0	0	0	0	0	0
		CALLAWAY GARDENS DEBT - 6%	0	(13)	14	0	0	0	0	0	0	0	0	0	0
		WATERVIEW DEBT - 5.66%	0	0	0	0	0	0	0	0	0	0	0	(11)	(11)
		905 JUNIPER DEBT	0	0	0	0	0	0	0	0	0	0	0	(155)	(155)
		KING MILL DEBT	0	0	0	0	0	0	0	0	0	0	0	(34)	(34)
		OTHER	(22)	(19)	(55)	(7)	(4)	(4)	(4)	(19)	(3)	2	(5)	(3)	(9)
		CAPITALIZED	9,712	5,934	9,683	3,340	3,433	3,778	3,477	14,028	3,360	4,338	4,849	4,646	17,193

		TOTAL INTEREST EXPENSE CONSOLIDATED	(17,852)	(27,041)	(22,576)	(4,719)	(4,444)	(2,753)	(2,707)	(14,623)	(2,781)	(2,103)	(1,675)	(2,535)	(9,094)

		LOSS ON EXTINGUISHMENT OF DEBT	0	(3,501)	0	0	0	0	0	0	0	0	0	0	0

		OTHER EXPENSES — CONTINUING OPERATIONS:
		PROPERTY TAXES	(619)	(675)	(768)	(166)	(222)	(124)	(152)	(664)	(119)	(160)	(136)	(339)	(754)
		MINORITY INTEREST EXPENSE	(1,553)	(1,589)	(1,613)	(398)	(397)	(401)	(221)	(1,417)	(392)	(397)	(560)	(1,688)	(3,037)
		PREDEVELOPMENT & OTHER	(708)	(1,558)	(1,677)	(226)	(305)	(453)	(300)	(1,284)	77	(226)	(130)	(289)	(568)

		TOTAL OTHER EXPENSES	(2,880)	(3,822)	(4,058)	(790)	(924)	(978)	(673)	(3,365)	(434)	(783)	(826)	(2,316)	(4,359)

(E	)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
		INTEREST EXPENSE	(9,758)	(10,382)	(9,459)	(2,017)	(2,011)	(1,780)	(62)	(5,870)	0	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(605)	(605)	0	0	0	0	0
		MINORITY INTEREST EXPENSE	(2,063)	(1,710)	(624)	0	0	0	0	0	0	0	0	0	0

		TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(11,821)	(12,092)	(10,083)	(2,017)	(2,011)	(1,780)	(667)	(6,475)	0	0	0	0	0

		INCOME TAX (PROVISION)/BENEFIT:
		CONTINUING OPERATIONS	691	(1,526)	(2,596)	(836)	(17)	(713)	(1,178)	(2,744)	(869)	(1,057)	(2,021)	(3,809)	(7,756)
(E	)	DISCONTINUED OPERATIONS (1)	(136)	(139)	0	0	0	0	0	0	17	(41)	(102)	0	(126)

		TOTAL INCOME TAX (PROVISION)/BENEFIT	555	(1,665)	(2,596)	(836)	(17)	(713)	(1,178)	(2,744)	(852)	(1,098)	(2,123)	(3,809)	(7,882)

		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I	)	CONSOLIDATED	(2,166)	(2,148)	(2,511)	(635)	(700)	(659)	(658)	(2,652)	(678)	(686)	(730)	(857)	(2,951)

		TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,166)	(2,148)	(2,511)	(635)	(700)	(659)	(658)	(2,652)	(678)	(686)	(730)	(857)	(2,951)

(I	)	MINORITY INTEREST SHARE OF REAL ESTATE DEPRECIATION (1)	(95)	0	0	0	0	0	0	0	0	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

			2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

(F	)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY, 905 JUNIPER, 50 BISCAYNE & VERDE) (1):
		WILDWOOD ASSOCIATES	9,724	10,870	10,051	2,105	2,374	2,216	(1,798)	4,897	(18)	(69)	12	(9)	(84)
		WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(551)	0	0	0	0	0	0	0	0	0	0
		CP VENTURE TWO LLC	2,435	2,274	2,080	520	530	536	484	2,070	442	463	407	410	1,722
		CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(985)	0	0	0	(209)	(209)	0	0	0	0	0
		COUSINS LORET VENTURE, L.L.C.	3,798	3,653	3,242	869	904	299	(8)	2,064	0	(1)	(2)	(9)	(12)
		CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,038	1,120	1,203	333	290	335	(1,259)	(301)	1	0	(18)	0	(17)
		BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	279	350	365	73	112	88	134	407	115	115	82	111	423
		TEN PEACHTREE PLACE ASSOCIATES	277	(488)	1,539	482	349	353	349	1,533	348	373	406	379	1,506
		CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	14,614	15,368	15,789	3,904	3,891	3,796	3,690	15,281	3,666	3,706	3,748	3,798	14,918
		285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,878	3,998	3,102	445	2,587	231	229	3,492	257	260	(6)	13	524
		CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	756	3,180	3,412	856	904	706	(1)	2,465	2	0	0	1	3
		CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	620	1,208	1,208	302	302	302	302	1,208	302	285	302	302	1,191
		CRAWFORD LONG — CPI, LLC	0	1,728	1,685	311	357	349	430	1,447	440	483	484	458	1,865
		OTHER	158	0	0	924	0	0	0	924	0	0	310	5,204	5,514

		TOTAL SHARE OF JOINT VENTURE FFO	37,577	43,261	42,140	11,124	12,600	9,211	2,343	35,278	5,555	5,615	5,725	10,658	27,553

		PREFERRED STOCK DIVIDENDS	0	0	(3,358)	(1,938)	(1,937)	(1,937)	(2,230)	(8,042)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)

		FFO AVAILABLE TO COMMON STOCKHOLDERS	108,122	113,366	124,965	26,995	25,266	29,336	27,281	108,878	16,287	17,585	17,039	22,835	73,746

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
		CONTINUING OPERATIONS	23,496	6,254	100,558	2,066	36,500	50,082	29,408	118,056	6,827	5,578	796	2,532	15,733
(G	)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(2,011)	(2,143)	(7,270)	(1,967)	(1,267)	(8,836)	(17,557)	(29,627)	(6,766)	(5,512)	(732)	(2,473)	(15,483)
		DISCONTINUED OPERATIONS	0	1,174	93,459	648	0	67,291	13,988	81,927	37	0	1,070	(70)	1,037
		SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	0	0	0	99,300	76,965	176,265	348	(36)	1,633	(10)	1,935

		TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	21,485	5,285	186,747	747	35,233	207,837	102,804	346,621	446	30	2,767	(21)	3,222

		DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I	)	CONSOLIDATED	(30,624)	(34,154)	(36,966)	(9,857)	(8,084)	(7,676)	(8,962)	(34,579)	(8,694)	(8,837)	(7,842)	(8,194)	(33,567)
(I	)	MINORITY INTEREST SHARE	95	0	0	0	0	0	0	0	0	0	0	0	0
(E,I	)	DISCONTINUED OPERATIONS	(11,862)	(18,085)	(14,678)	(2,318)	(1,879)	(1,057)	(44)	(5,298)	(37)	(31)	0	0	(68)
(G,I	)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(16,400)	(18,540)	(21,265)	(4,725)	(4,829)	(3,701)	(2,625)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)

		TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(58,791)	(70,779)	(72,909)	(16,900)	(14,792)	(12,434)	(11,631)	(55,757)	(11,208)	(11,149)	(9,883)	(10,237)	(42,477)

		NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	70,815	47,872	238,803	10,842	45,707	224,739	118,454	399,742	5,525	6,466	9,923	12,577	34,491

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	10,803	11,182	8,462	2,197	2,254	2,268	411	7,130	2	(3)	19	(9)	9
2500 WINDY RIDGE PARKWAY	5,037	4,992	4,673	1,069	1,183	921	(9)	3,164	0	(1)	4	0	3
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	11,462	12,217	13,181	2,571	2,847	2,939	504	8,861	(10)	(4)	18	0	4
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,458	3,803	3,851	960	962	843	(1)	2,764	0	0	2	0	2
4200 WILDWOOD PARKWAY (GE)	4,711	4,853	4,690	1,193	1,194	1,048	(1)	3,434	0	0	23	0	23
BANK/RESTAURANT GROUND LEASES	1,161	1,081	1,287	326	336	321	58	1,041	14	(16)	(1)	0	(3)

	36,632	38,128	36,144	8,316	8,776	8,340	962	26,394	6	(24)	65	(9)	38

INTEREST EXPENSE:
2300 DEBT — 7.56%	(4,754)	(4,546)	(4,359)	(1,064)	(1,054)	(1,042)	(222)	(3,382)	0	0	0	0	0
2500 DEBT — 7.45%	(1,708)	(1,642)	(1,571)	(381)	(376)	(348)	0	(1,105)	0	0	0	0	0
3200 DEBT — 8.23%	(5,524)	(5,389)	(5,218)	(1,275)	(1,263)	(1,252)	(266)	(4,056)	0	0	0	0	0
4100/4300 DEBT — 7.65%	(2,150)	(2,097)	(2,030)	(493)	(489)	(431)	0	(1,413)	0	0	0	0	0
4200 DEBT — 6.78%	(2,877)	(2,812)	(2,737)	(665)	(659)	(574)	0	(1,898)	0	0	0	0	0
LINE OF CREDIT — FLOATING @ LIBOR + .75%	0	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST CAPITALIZED	0	0	0	0	0	0	0	0	0	0	0	0	0

	(17,014)	(16,486)	(15,915)	(3,878)	(3,841)	(3,647)	(488)	(11,854)	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(3,843)	(3,843)	0	0	0	0	0
OTHER, NET	(169)	96	478	(102)	(41)	(110)	(12)	(265)	(43)	(113)	(41)	(8)	(205)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(45)	(8)	(10)	(9)	(3)	(30)	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(1,101)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	19,449	21,738	19,561	4,328	4,884	4,574	(3,384)	10,402	(37)	(137)	24	(17)	(167)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,003)	(9,022)	(9,364)	(2,151)	(2,197)	(2,037)	(13)	(6,398)	(9)	(9)	(8)	(10)	(36)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	84,008	116,827	200,835	0	0	0	0	0

NET INCOME	10,446	12,716	10,197	2,177	2,687	86,545	113,430	204,839	(46)	(146)	16	(27)	(203)

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	18,316	19,065	17,796	4,099	4,321	4,100	375	12,895	3	(12)	33	(5)	19
INTEREST EXPENSE	(8,507)	(8,243)	(7,960)	(1,939)	(1,921)	(1,824)	(244)	(5,928)	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(1,922)	(1,922)	0	0	0	0	0
OTHER, NET	(85)	48	238	(51)	(21)	(55)	(6)	(133)	(21)	(57)	(21)	(4)	(103)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(23)	(4)	(5)	(5)	(1)	(15)	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(551)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,724	10,870	9,500	2,105	2,374	2,216	(1,798)	4,897	(18)	(69)	12	(9)	(84)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,502)	(4,512)	(4,682)	(1,076)	(1,097)	(1,012)	(6)	(3,191)	(4)	(5)	(4)	(5)	(18)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	41,577	57,783	99,360	0	0	0	0	0

NET INCOME	5,222	6,358	4,818	1,029	1,277	42,781	55,979	101,066	(22)	(74)	8	(14)	(102)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,855	4,021	2,944	733	664	691	571	2,659	2	15	0	0	17
GRANDVIEW II	2,192	2,288	2,359	606	609	613	572	2,400	444	303	208	255	1,210
100 NORTH POINT CENTER EAST	2,213	1,456	1,239	6	1	0	0	7	0	0	15	0	15
200 NORTH POINT CENTER EAST	1,703	1,047	484	10	3	0	0	13	0	0	17	0	17
PRESBYTERIAN MEDICAL PLAZA	902	912	938	240	235	234	257	966	247	248	237	241	973

SUBTOTAL OFFICE	11,865	9,724	7,964	1,595	1,512	1,538	1,400	6,045	693	566	477	496	2,232

RETAIL:
NORTH POINT MARKETCENTER	5,011	4,982	5,156	1,249	1,359	1,345	1,189	5,142	1,459	1,426	1,298	1,430	5,613
MANSELL CROSSING II	1,141	1,533	1,190	310	319	313	285	1,227	314	306	314	300	1,234
GREENBRIER MARKETCENTER	4,533	4,687	4,519	1,143	1,119	1,194	1,057	4,513	1,149	1,269	1,019	1,043	4,480
LOS ALTOS MARKETCENTER	2,797	2,974	2,976	753	849	807	692	3,101	774	832	728	626	2,960

SUBTOTAL RETAIL	13,482	14,176	13,841	3,455	3,646	3,659	3,223	13,983	3,696	3,833	3,359	3,399	14,287

TOTAL REVENUES LESS OPERATING EXPENSES	25,347	23,900	21,805	5,050	5,158	5,197	4,623	20,028	4,389	4,399	3,836	3,895	16,519

OTHER, NET	1	(52)	(71)	(19)	(52)	0	0	(71)	(56)	(28)	0	(60)	(144)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER — 8.50%	(2,323)	(2,264)	(2,216)	(546)	(541)	(538)	(534)	(2,159)	(530)	(522)	(520)	(516)	(2,088)
100 & 200 NORTH POINT CENTER EAST — 7.86%	(1,853)	(1,815)	(1,628)	0				0	0	0	0	0	0

TOTAL INTEREST EXPENSE	(4,176)	(4,079)	(3,844)	(546)	(541)	(538)	(534)	(2,159)	(530)	(522)	(520)	(516)	(2,088)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(8,567)	0	0	0	(1,535)	(1,535)	0	0	60	0	60

FUNDS FROM OPERATIONS	21,172	19,769	9,323	4,485	4,565	4,659	2,554	16,263	3,803	3,849	3,376	3,319	14,347

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(12,383)	(10,639)	(9,727)	(1,926)	(1,923)	(1,920)	(1,648)	(7,417)	(1,497)	(1,495)	(1,428)	(1,378)	(5,798)

NET INCOME	8,789	9,130	(404)	2,559	2,642	2,739	906	8,846	2,306	2,354	1,948	1,941	8,549

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,915	2,749	2,530	583	592	597	546	2,318	510	526	467	476	1,979
INTEREST EXPENSE	(480)	(470)	(442)	(63)	(62)	(61)	(62)	(248)	(61)	(60)	(60)	(59)	(240)
OTHER, NET	0	(5)	(8)	0	0	0	0	0	(7)	(3)	0	(7)	(17)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	(985)	0	0	0	(209)	(209)	0	0	0	0	0

FUNDS FROM OPERATIONS	2,435	2,274	1,095	520	530	536	275	1,861	442	463	407	410	1,722
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,424)	(1,223)	(1,119)	(222)	(220)	(221)	(189)	(852)	(172)	(172)	(164)	(159)	(667)

NET INCOME	1,011	1,051	(24)	298	310	315	86	1,009	270	291	243	251	1,055

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	5,093	4,446	3,771	1,029	1,075	357	(7)	2,454	0	(2)	(8)	(17)	(27)
THE PINNACLE	9,652	9,986	9,751	2,455	2,469	841	(9)	5,756	0	0	(4)	0	(4)

TOTAL REVENUES LESS OPERATING EXPENSES	14,745	14,432	13,522	3,484	3,544	1,198	(16)	8,210	0	(2)	(12)	(17)	(31)

INTEREST EXPENSE	(7,192)	(7,109)	(7,022)	(1,741)	(1,735)	(596)	0	(4,072)	0	0	0	0	0
CAPITALIZED INTEREST	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	46	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(4)	(17)	(16)	(4)	(4)	(1)	0	(9)	0	0	0	0	0

FUNDS FROM OPERATIONS	7,595	7,306	6,484	1,739	1,805	601	(16)	4,129	0	(2)	(12)	(17)	(31)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,703)	(8,680)	(6,790)	(1,867)	(1,872)	(44)	0	(3,783)	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	89,919	3	89,922	0	(72)	(16)	0	(88)

NET INCOME	(108)	(1,374)	(306)	(128)	(67)	90,476	(13)	90,268	0	(74)	(28)	(17)	(119)

COUSINS’ SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	7,373	7,217	6,761	1,742	1,774	598	(8)	4,106	0	(1)	(2)	(9)	(12)
INTEREST EXPENSE	(3,596)	(3,555)	(3,511)	(871)	(868)	(298)	0	(2,037)	0	0	0	0	0
OTHER, NET	23	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	(9)	(8)	(2)	(2)	(1)	0	(5)	0	0	0	0	0

FUNDS FROM OPERATIONS	3,798	3,653	3,242	869	904	299	(8)	2,064	0	(1)	(2)	(9)	(12)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,852)	(4,383)	(3,395)	(933)	(936)	(20)	0	(1,889)	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	45,364	(24)	45,340	0	(36)	(12)	0	(48)

NET INCOME	(54)	(730)	(153)	(64)	(32)	45,643	(32)	45,515	0	(37)	(14)	(9)	(60)

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,571	3,661	3,747	988	972	980	215	3,155	0	0	(37)	0	(37)
INTEREST — 7.0%	(1,493)	(1,420)	(1,341)	(323)	(316)	(310)	(76)	(1,025)	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(2,657)	(2,657)	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	0	(2)	0	0	(1)	0	(1)	0	0	0	0	0

FUNDS FROM OPERATIONS	2,077	2,241	2,404	665	656	669	(2,518)	(528)	0	0	(37)	0	(37)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,125)	(1,126)	(1,125)	(281)	(282)	(281)	0	(844)	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	38,917	38,917	696	0	0	0	696

NET INCOME	952	1,115	1,279	384	374	388	36,399	37,545	696	0	(37)	0	659

COUSINS’ SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,786	1,831	1,874	494	448	490	108	1,540	1	0	(18)	0	(17)
INTEREST EXPENSE	(747)	(711)	(671)	(161)	(158)	(155)	(39)	(513)	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(1,328)	(1,328)	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(1)	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,038	1,120	1,203	333	290	335	(1,259)	(301)	1	0	(18)	0	(17)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(575)	(576)	(144)	(144)	(144)	(3)	(435)	0	(1)	0	0	(1)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	19,212	19,212	348	0	0	0	348

NET INCOME	463	545	627	189	146	191	17,950	18,476	349	(1)	(18)	0	330

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	558	696	727	146	224	176	269	815	230	231	163	222	846
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	558	696	727	146	224	176	269	815	230	231	163	222	846

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(691)	(829)	(547)	(171)	(171)	(170)	(174)	(686)	(125)	(166)	(165)	(119)	(575)

NET INCOME	(133)	(133)	180	(25)	53	6	95	129	105	65	(2)	103	271

COUSINS’ SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	279	350	365	73	112	88	134	407	115	115	82	111	423
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	279	350	365	73	112	88	134	407	115	115	82	111	423
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(346)	(415)	(274)	(86)	(86)	(85)	(86)	(343)	(62)	(83)	(83)	(60)	(288)

NET INCOME	(67)	(65)	91	(13)	26	3	48	64	53	32	(1)	51	135

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	2,569	(518)	3,324	1,078	1,114	1,119	1,111	4,422	1,107	1,155	1,221	1,166	4,649
INTEREST — 5.39%	(1,234)	(457)	(246)	(115)	(414)	(414)	(413)	(1,356)	(411)	(410)	(409)	(407)	(1,637)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(11)	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,324	(975)	3,078	963	700	705	698	3,066	696	745	812	759	3,012

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(588)	(727)	(2,016)	(571)	(569)	(569)	(569)	(2,278)	(569)	(569)	(569)	(569)	(2,276)

NET INCOME	736	(1,702)	1,062	392	131	136	129	788	127	176	243	190	736

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	885	(259)	1,662	539	556	560	556	2,211	554	578	611	583	2,326
INTEREST EXPENSE	(606)	(229)	(123)	(57)	(207)	(207)	(207)	(678)	(206)	(205)	(205)	(204)	(820)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(2)	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	277	(488)	1,539	482	349	353	349	1,533	348	373	406	379	1,506
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(134)	(365)	(1,007)	(286)	(285)	(280)	(283)	(1,134)	(282)	(282)	(282)	(282)	(1,128)

NET INCOME	143	(853)	532	196	64	73	66	399	66	91	124	97	378

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	29,227	30,735	31,577	7,813	7,789	7,602	7,389	30,593	7,339	7,422	7,504	7,604	29,869
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(6)	(8)	(10)	(10)	(34)	(8)	(8)	(9)	(8)	(33)

FUNDS FROM OPERATIONS	29,227	30,735	31,577	7,807	7,781	7,592	7,379	30,559	7,331	7,414	7,495	7,596	29,836

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,653)	(7,654)	(7,616)	(1,900)	(1,866)	(1,837)	(1,837)	(7,440)	(1,940)	(1,940)	(1,941)	(1,943)	(7,764)

NET INCOME	21,574	23,081	23,961	5,907	5,915	5,755	5,542	23,119	5,391	5,474	5,554	5,653	22,072

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	14,614	15,368	15,789	3,907	3,895	3,801	3,695	15,298	3,670	3,710	3,752	3,802	14,934
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(3)	(4)	(5)	(5)	(17)	(4)	(4)	(4)	(4)	(16)

FUNDS FROM OPERATIONS	14,614	15,368	15,789	3,904	3,891	3,796	3,690	15,281	3,666	3,706	3,748	3,798	14,918
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,903)	(3,904)	(3,885)	(969)	(952)	(937)	(937)	(3,795)	(989)	(988)	(989)	(990)	(3,956)

NET INCOME	10,711	11,464	11,904	2,935	2,939	2,859	2,753	11,486	2,677	2,718	2,759	2,808	10,962

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,756	7,994	6,202	891	5,176	(94)	458	6,431	514	511	(7)	25	1,043
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,756	7,994	6,202	891	5,176	(94)	458	6,431	514	511	(7)	25	1,043

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,224)	(2,211)	(7,558)	(702)	(837)	(920)	(1,362)	(3,821)	(949)	(386)	0	0	(1,335)

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	0	0	3,289	(19)	3,270

NET INCOME	5,532	5,783	(1,356)	189	4,339	(1,014)	(904)	2,610	(435)	125	3,282	6	2,978

COUSINS’ SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,878	3,998	3,102	445	2,587	231	229	3,492	257	260	(6)	13	524
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,878	3,998	3,102	445	2,587	231	229	3,492	257	260	(6)	13	524
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,282)	(1,274)	(3,947)	(393)	(460)	(502)	(722)	(2,077)	(517)	(234)	0	0	(751)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	0	0	1,645	(10)	1,635

NET INCOME	2,596	2,724	(845)	52	2,127	(271)	(493)	1,415	(260)	26	1,639	3	1,408

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	1,512	6,357	6,828	1,714	1,755	1,413	(1)	4,881	3	1	0	2	6
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(3)	(1)	5	0	0	4	0	0	0	0	0

FUNDS FROM OPERATIONS	1,512	6,357	6,825	1,713	1,760	1,413	(1)	4,885	3	1	0	2	6

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(738)	(1,949)	(1,914)	(493)	(539)	(248)	0	(1,280)	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	27,183	(13)	27,170	0	0	0	0	0

NET INCOME	774	4,408	4,911	1,220	1,221	28,348	(14)	30,775	3	1	0	2	6

COUSINS’ SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	756	3,180	3,415	857	901	706	(1)	2,463	2	0	0	1	3
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(3)	(1)	3	0	0	2	0	0	0	0	0

FUNDS FROM OPERATIONS	756	3,180	3,412	856	904	706	(1)	2,465	2	0	0	1	3
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(382)	(1,062)	(1,044)	(268)	(291)	(132)	0	(691)	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	12,359	(6)	12,353	0	0	0	0	0

NET INCOME	374	2,118	2,368	588	613	12,933	(7)	14,127	2	0	0	1	3

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	10,763	21,126	21,023	5,248	5,246	5,245	5,258	20,997	5,254	5,256	5,265	5,264	21,039
INTEREST - 6.41%	(6,280)	(12,030)	(11,513)	(2,793)	(2,758)	(2,723)	(2,687)	(10,961)	(2,650)	(2,613)	(2,574)	(2,536)	(10,373)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	4,483	9,096	9,510	2,455	2,488	2,522	2,571	10,036	2,604	2,643	2,691	2,728	10,666

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,715)	(5,928)	(6,037)	(1,522)	(1,530)	(1,537)	(1,541)	(6,130)	(1,546)	(1,548)	(1,550)	(1,553)	(6,197)

NET INCOME	(232)	3,168	3,473	933	958	985	1,030	3,906	1,058	1,095	1,141	1,175	4,469

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):

REVENUES LESS OPERATING EXPENSES	620	1,208	1,208	302	302	302	302	1,208	302	285	302	302	1,191
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	620	1,208	1,208	302	302	302	302	1,208	302	285	302	302	1,191
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(25)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(9)	(8)	(8)	(33)

NET INCOME	620	1,183	1,176	294	294	294	294	1,176	294	276	294	294	1,158

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	3,454	5,431	1,438	1,527	1,507	1,667	6,139	1,686	1,768	1,767	1,712	6,933
INTEREST - 5.9%	0	0	(2,062)	(815)	(813)	(810)	(808)	(3,246)	(805)	(802)	(799)	(796)	(3,202)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	3,454	3,369	623	714	697	859	2,893	881	966	968	916	3,731

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(1,530)	(2,507)	(632)	(638)	(659)	(669)	(2,598)	(691)	(699)	(697)	(707)	(2,794)

NET INCOME	0	1,924	862	(9)	76	38	190	295	190	267	271	209	937

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	1,728	2,717	719	764	754	834	3,071	843	884	884	856	3,467
INTEREST EXPENSE	0	0	(1,032)	(408)	(407)	(405)	(404)	(1,624)	(403)	(401)	(400)	(398)	(1,602)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	1,728	1,685	311	357	349	430	1,447	440	483	484	458	1,865
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(802)	(1,306)	(329)	(332)	(343)	(348)	(1,352)	(358)	(362)	(361)	(366)	(1,447)

NET INCOME	0	926	379	(18)	25	6	82	95	82	121	123	92	418

905 JUNIPER, LLC (100%):
MULTI-FAMILY, NET OF COS	0	0	0	0	0	0	0	0	0	714	0	0	714
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	714	0	0	714

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	0	714	0	0	714

COUSINS’ SHARE OF 905 JUNIPER, LLC:										72%	72%	72%	72%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	0	0	0	514	0	0	514
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	514	0	0	514
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	0	514	0	0	514

50 BISCAYNE, LLC (100%):
MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	16,516	16,516
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	367	367
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	0	0	16,883	16,883

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	0	0	0	16,883	16,883

COUSINS’ SHARE OF 50 BISCAYNE, LLC:												40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	6,515	6,515
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	153	153
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	0	0	6,668	6,668
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	0	0	0	6,668	6,668

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(Unaudited, in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	453	0	0	1,848	0	0	0	1,848	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(64)	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	389	0	0	1,848	0	0	0	1,848	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	389	0	0	1,848	0	0	0	1,848	0	0	0	0	0

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	206	0	0	924	0	0	0	924	0	0	310	5,204	5,514
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(48)	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	158	0	0	924	0	0	0	924	0	0	310	5,204	5,514
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	158	0	0	924	0	0	0	924	0	0	310	5,204	5,514

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	1,743	1,952	3,199	2,105	781	1,383	1,062	5,331	706	550	1,810	1,001	4,067
INTEREST EXPENSE	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)	(39)	(38)	(37)	(152)
OTHER, NET	(23)	(3)	(62)	24	35	9	(69)	(1)	(23)	102	46	7	132
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(1)	0	(1)	0	(2)

FUNDS FROM OPERATIONS	1,720	1,949	3,137	2,109	779	1,353	954	5,195	644	613	1,817	971	4,045
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(11)	(17)	(17)	(43)	(88)	(29)	(28)	(29)	(28)	(114)

NET INCOME	1,720	1,949	3,137	2,098	762	1,336	911	5,107	615	585	1,788	943	3,931

COUSINS’ SHARE OF CL REALTY, LLC (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	701	610	606	381	1,859	3,456	976	1,029	2,847	3,820	8,672
OTHER, NET	0	0	(94)	(62)	(42)	(52)	(63)	(219)	92	141	(43)	40	230

FUNDS FROM OPERATIONS	0	0	607	548	564	329	1,796	3,237	1,068	1,170	2,804	3,860	8,902
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	607	548	564	329	1,796	3,237	1,068	1,170	2,804	3,860	8,902

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):					50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	82	184	132	398	192	80	177	85	534
OTHER, NET	0	0	0	0	0	0	0	0	23	48	40	80	191

FUNDS FROM OPERATIONS	0	0	0	0	82	184	132	398	215	128	217	165	725
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	82	184	132	398	215	128	217	165	725

COUSINS’ SHARE OF VERDE GROUP, LLC (2):									8%	5.18%	4.99%	4.99%	4.99%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	(116)	(115)	(147)	(105)	(483)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(62)	0	0	0	(62)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(178)	(115)	(147)	(105)	(545)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	(56)	(117)	(121)	(145)	(439)

NET INCOME	0	0	0	0	0	0	0	0	(234)	(232)	(268)	(250)	(984)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
          FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 4 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of DECEMBER 31, 2005
($ in thousands)

								Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 12/31/05	Fully Operational/Sold
OFFICE
Terminus 100	651,000	651,000	41%	100%	$168,800	$168,800	$39,968	const. — 2Q-07
(Atlanta, GA)								fully operational 2Q-08

TOTAL OFFICE	651,000	651,000			168,800	168,800	39,968

MULTI-FAMILY
905 Juniper	117 units (4)	117 units	N/A	72%	29,400	22,700	15,851	const. — 1Q-06
(Atlanta, GA)								fully sold 3Q-06 (4)

50 Biscayne	529 units (4)	529 units	N/A	40%	161,500	64,600	20,852	const. — 4Q-06
(Miami, FL)								fully sold 3Q-07 (4)

TOTAL MULTI-FAMILY	646 units	646 units			190,900	87,300	36,703

RETAIL
The Avenue Viera Expansion
(Viera, FL)
Phase II	46,000	46,000	85%	100%	8,100	8,100	5,612	const. — 2Q-06 fully operational 2Q-06

Viera MarketCenter Expansion
(Viera, FL)
Phase II	82,000	82,000	73%	100%	10,300	10,300	4,823	const. — 4Q-06
								fully operational 4Q-06

The Avenue Carriage Crossing (5)
(Suburban Memphis, TN)
Phase I	492,000	692,000	92%	100%				const. — 4Q-05
								fully operational 4Q-06

Phase I — Expansion	54,000	54,000	0%	100%				const. — 4Q-07
								fully operational 1Q-08

Phase II	40,000	40,000	0%	100%				const. — 1Q-07
								fully operational 2Q-07

Total — Avenue Carriage Crossing	586,000	786,000			104,100	101,600	83,103

The Avenue Webb Gin
(Suburban Atlanta, GA)
Phase I	360,000	360,000	26%	100%				const. — 4Q-06
								fully operational 4Q-07

Phase II	20,000	20,000	0%	100%				const. — 2Q-08
								fully operational 3Q-08

Total — Webb Gin	380,000	380,000			83,300	83,300	25,859

San Jose MarketCenter	217,000	360,000	78%	100%	80,200	80,200	59,873	const. — 3Q-06
(San Jose, CA)								fully operational 1Q-07

The Avenue West Cobb Expansion	46,000	46,000	61%	100%	12,600	12,600	3,598	const. — 4Q-06
(Suburban Atlanta, GA)								fully operational 4Q-06

TOTAL RETAIL	1,357,000	1,700,000			298,600	296,100	182,868

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of DECEMBER 31, 2005
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 12/31/05		Fully Operational/Sold
INDUSTRIAL
King Mill Distribution Park Building 3 Phase I (6)	416,000	416,000	0%	75%	12,900	9,675	7,108		const. - 1Q-06
(Atlanta, GA)									fully operational 3Q-06

TOTAL INDUSTRIAL	416,000	416,000			12,900	9,675	7,108

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(626)

TOTAL PORTFOLIO	2,424,000	2,767,000			$671,200	$561,875	$266,021	(7)

(1)	This schedule includes all projects under construction, although some expansion construction may not have commenced, excluding residential projects included on a separate schedule, from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Total costs is the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are estimates and are subject to change as the projects proceed through the development process.

(2)	Company Owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	97% of the units at 905 Juniper are under non-cancelable contracts and 1% of the units are under cancelable contracts. 94% of the units at 50 Biscayne Boulevard are under non-cancelable third party contracts, 4% of the units are under cancelable contracts, and the remaining 2% of the units are under non-cancelable contracts to the Company’s partner in the venture. Final numbers of units in these projects may be less due to sales of combined units.

(5)	Jim Wilson & Associates contributed $2.5 million of equity to the entity and will share in the results of operations and any gain on sale of the property.

(6)	Cousins’ venture partner, Weeks Properties Group, LLC, has exercised its right to participate in this project at a 25% ownership level.

(7)	Reconciliation to Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$266,021
Less: Unconsolidated Projects — 50 Biscayne	(20,852)
Less: Cousins 72% Cost of Sales — 905 Juniper	(8,471)
Add: Gellerstedt 28% interest in 905 Juniper (net of cost of sales)	2,869
Add: Weeks 25% interest in King Mill	2,144

Consolidated projects under development per balance sheet	$241,711

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2005

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description		Area	State	Square Feet	Interest	(9/30/05)	(12/31/05)
I.	OFFICE OPERATING PROPERTIES
	Bank of America Plaza	Atlanta	Georgia	1,253,000	50.00%	100%	100%
	Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
	Inforum	Atlanta	Georgia	983,000	100.00%	87%	88%
	Frost Bank Tower	Austin	Texas	530,000	90.25%	71%	78%
	Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	99%	99%
	One Georgia Center	Atlanta	Georgia	347,000	88.50%	27%	36%
	Ten Peachtree Place	Atlanta	Georgia	259,000	50.00%	100%	100%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	99%	99%
	Lakeshore Park Plaza (a)	Birmingham	Alabama	190,000	100.00%	39%	55%
	3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	100%	100%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	82%	85%
	Grandview II	Birmingham	Alabama	149,000	11.50%	86%	88%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	76%	77%
	200 North Point Center East	Atlanta	Georgia	129,000	100.00%	70%	70%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	91%	91%
	600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	100%	100%
	Galleria 75	Atlanta	Georgia	114,000	100.00%	89%	97%
	3301 Windy Ridge Parkway	Atlanta	Georgia	107,000	100.00%	100%	100%
	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
	AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

	Total Office Operating Portfolio			6,739,000		85%	88%

	OFFICE DEVELOPMENT PROPERTIES
	Terminus (b)	Atlanta	Georgia	651,000	100.00%	21%	41%
	615 Peachtree Street (c)	Atlanta	Georgia	138,000 (c)	100.00%	30%	10	% (c)

	Total Office Development Properties			789,000

	TOTAL OFFICE, OPERATING AND DEVELOPMENT			7,528,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of December 31, 2005

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter		Current Quarter
Property Description		Area	State	Square Feet	Interest	(9/30/05)		(12/31/05)
II.	RETAIL OPERATING PROPERTIES
	North Point MarketCenter	Atlanta	Georgia	401,000	11.50%	100%		99%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	11.50%	100%		100%
	The Avenue of the Peninsula	Rolling Hills Estates	California	373,000	100.00%	93%		94%
	The Avenue Viera (a)	Viera	Florida	286,000	100.00%	85%		88%
	The Avenue East Cobb	Atlanta	Georgia	231,000	100.00%	99%		100%
	The Avenue West Cobb	Atlanta	Georgia	205,000	100.00%	100%		98%
	The Avenue Peachtree City (a)	Atlanta	Georgia	182,000	88.50%	98%		99%
	Los Altos MarketCenter	Long Beach	California	157,000	11.50%	100%		100%
	Mansell Crossing Phase II	Atlanta	Georgia	103,000	11.50%	100%		100%
	Viera MarketCenter (a)	Viera	Florida	96,000	100.00%	97%		97%
	The Shops at World Golf Village	St. Augustine	Florida	80,000	50.00%	74%		72%

	Total Retail Operating Properties			2,490,000		96%		95%

	RETAIL DEVELOPMENT PROPERTIES (b)
	The Avenue Carriage Crossing (a,d)	Memphis	Tennessee	586,000	100.00%	82%		89%
	The Avenue Webb Gin (d)	Atlanta	Georgia	380,000	100.00%	16%		26%
	San Jose MarketCenter	San Jose	California	217,000	100.00%	58%		64%
	Viera MarketCenter Expansion (a)	Viera	Florida	82,000	100.00%	n/a		73%
	The Avenue Viera Expansion (a)	Viera	Florida	46,000	100.00%	n/a		85%
	The Avenue West Cobb Expansion	Atlanta	Georgia	46,000	100.00%	n/a		61%

	Total Retail Development Properties			1,357,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			3,847,000

III.	INDUSTRIAL DEVELOPMENT PROPERTIES (b)
	King Mill Distribution Center	Atlanta	Georgia	416,000	75.00%	0%		0%

	Total Industrial Development Projects			416,000

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			11,791,000

	TOTAL OPERATING PORTFOLIO PERCENT LEASED					87	% (e)	89	% (e)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of December 31, 2005

		Company	Weighted	Percent Leased — Fully Executed
		Share of	Portfolio	Excludes Development Properties
	Rentable	Rentable	Ownership	Prior Quarter		Current Quarter
	Square Feet	Square Feet	%	(9/30/05)		(12/31/05)
SUMMARY BY TYPE
Office	7,528,000	5,776,000	65.00%	85%		88%
Retail	3,847,000	2,868,000	32.00%	96%		95%
Industrial	416,000	312,000	3.00%	0%		0%

TOTAL	11,791,000	8,956,000	100%	87	% (e)	89	% (e)

SUMMARY BY STATE
Georgia	7,163,000	5,617,000	62%	88%		89%
North Carolina	1,134,000	541,000	6%	100%		100%
California	747,000	608,000	7%	93%		94%
Texas	733,000	681,000	8%	79%		84%
Tennessee	586,000	586,000	7%	N/A		N/A
Florida	590,000	550,000	6%	74%		88%
Alabama	462,000	330,000	4%	64%		73%
Virginia	376,000	43,000	0%	100%		100%

	11,791,000	8,956,000	100%	87	% (e)	89	% (e)

(a)	These projects are owned either (1) through a joint venture with a third party providing a participation in operations and on sale of the property or (2) subject to a contract with a third party providing a participation in operations and on sale of the property, even though they may be shown as 100% owned.

(b)	Under construction and/or in lease up.

(c)	Vacant space is not available for lease due to planned redevelopment. Square footage and percentage leased represent current property statistics and do not include information related to the planned redevelopment.

(d)	Total square footage for these properties includes anticipated expansions; however, the percent leased excludes their expansions.

(e)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Fourth Quarter 2005 vs			Fourth Quarter			Twelve Months
	Third Quarter 2005			2005 vs 2004			2005 vs 2004
	Office	Retail	Total	Office	Retail	Total	Office	Retail	Total

Adjusted Rental Property Revenues(1) less Operating Expenses	1.9%	9.9%	3.8%	0.8%	8.0%	2.7%	-7.0%	3.5%	-4.7%

Cash Basis Rental Property Revenues(2) less Operating Expenses	2.5%	10.2%	4.5%	-1.7%	7.6%	0.8%	-9.9%	2.5%	-7.3%

Note: The following properties are included in the same property portfolio:	Consolidated Office	Joint Venture Office
	3100 Windy Hill Road	Grandview II
	3301 Windy Ridge Parkway	Presbyterian Medical Plaza
	100 Northpoint Center East	Bank of America Tower
	200 Northpoint Center East	Ten Peachtree Place
	333 Northpoint Center East	Gateway Village
	555 Northpoint Center East	Emory Crawford Long Medical Office Tower
Lakeshore Park Plaza
Inforum
600 University Park Place
The Points at Waterview
One Georgia Center
AtheroGenics
Meridian Mark Plaza
Frost Bank Tower (4Q to 3Q only)
Galleria 75 (4Q to 3Q and 4Q to 4Q only)
505 & 511Peachtree (4Q to 3Q only)
Inhibitex (4Q to 3Q only)

	Consolidated Retail	Joint Venture Retail

	The Avenue East Cobb	Northpoint MarketCenter
	The Avenue of the Peninsula	Mansell Crossing Phase II
	The Avenue Peachtree City	Greenbrier MarketCenter
	The Avenue West Cobb (4Q to	Los Altos MarketCenter
	3Q and 4Q to 4Q only)	Brad Cous Golf Venture

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2005
OFFICE
As of December 31, 2005, the Company’s office portfolio included 22 commercial office buildings, excluding all properties currently under development, held for redevelopment, and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately seven years as of December 31, 2005. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2015 &
	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter	Total

Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	330,430	232,948	239,697	643,667	170,729	262,113	581,271	499,751	279,511	1,124,405	4,364,522
% of Leased Space	8%	5%	5%	15%	4%	6%	13%	11%	6%	27%	100%
Annual Contractual Rent (000’s) (3)	$5,194	$5,110	$3,765	$10,390	$2,654	$3,784	$13,014	$8,523	$6,661	$22,678	$81,773
Annual Contractual Rent/Sq. Ft. (3)	$15.72	$21.93	$15.71	$16.14	$15.54	$14.44	$22.39	$17.06	$23.83	$20.17	$18.74

Wholly Owned:
Square Feet Expiring (1)	309,382	83,448	214,496	538,306	135,605	239,156	207,778	324,053	89,016	251,933	2,393,173 (2)
% of Leased Space	13%	3%	9%	22%	6%	10%	9%	14%	4%	10%	100%
Annual Contractual Rent (000’s) (3)	$4,813	$1,473	$3,425	$8,350	$2,139	$3,414	$3,206	$5,549	$1,865	$6,106	$40,340
Annual Contractual Rent/Sq. Ft. (3)	$15.56	$17.65	$15.97	$15.51	$15.78	$14.28	$15.43	$17.12	$20.95	$24.24	$16.86

Joint Venture:
Square Feet Expiring (1)	43,697	310,894	67,202	213,686	85,925	33,295	764,918	307,155	215,355	1,625,897	3,668,024 (4)
% of Leased Space	1%	8%	2%	6%	2%	1%	21%	8%	6%	45%	100%
Annual Contractual Rent (000’s) (3)	$813	$7,509	$1,099	$4,118	$1,299	$572	$20,022	$5,430	$5,414	$30,390	$76,666
Annual Contractual Rent/Sq. Ft. (3)	$18.60	$24.15	$16.35	$19.27	$15.12	$17.18	$26.18	$17.68	$25.14	$18.69	$20.90

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the lease expiration date.

(2)	Rentable square feet leased as of December 31, 2005 out of approximately 2,709,000 total rentable square feet.

(3)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(4)	Rentable square feet leased as of December 31, 2005 out of approximately 4,030,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of December 31, 2005
RETAIL
As of December 31, 2005, the Company’s retail portfolio included eleven retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of December 31, 2005. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2015 &
	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter	Total

Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	100,115	53,621	56,278	48,282	178,942	66,906	91,725	113,548	174,075	547,530	1,431,022
% of Leased Space	7%	4%	4%	3%	13%	5%	6%	8%	12%	38%	100%
Annual Contractual Rent (000’s) (2)	$1,906	$1,098	$1,321	$1,359	$4,358	$1,619	$2,183	$2,931	$4,337	$8,931	$30,043
Annual Contractual Rent/Sq. Ft. (2)	$19.04	$20.48	$23.48	$28.15	$24.35	$24.19	$23.80	$25.81	$24.92	$16.31	$20.99

Wholly Owned:
Square Feet Expiring	73,229	22,298	18,589	34,221	159,035	32,497	32,504	92,292	152,772	506,747	1,124,184 (1)
% of Leased Space	6%	2%	2%	3%	14%	3%	3%	8%	14%	45%	100%
Annual Contractual Rent (000’s) (2)	$1,423	$386	$568	$1,037	$4,097	$903	$1,011	$2,467	$3,870	$8,167	$23,929
Annual Contractual Rent/Sq. Ft. (2)	$19.43	$17.32	$30.53	$30.31	$25.76	$27.80	$31.10	$26.74	$25.33	$16.12	$21.29

Joint Venture:
Square Feet Expiring	125,667	78,527	53,928	58,705	148,851	170,732	233,343	51,751	82,258	267,631	1,271,393 (3)
% of Leased Space	10%	6%	4%	5%	12%	13%	18%	4%	7%	21%	100%
Annual Contractual Rent (000’s) (2)	$1,611	$1,686	$1,066	$1,089	$1,840	$2,675	$3,717	$1,084	$1,399	$4,548	$20,715
Annual Contractual Rent/Sq. Ft. (2)	$12.82	$21.47	$19.76	$18.55	$12.36	$15.67	$15.93	$20.95	$17.01	$16.99	$16.29

(1)	Gross leasable area leased as of December 31, 2005 out of approximately 1,191,000 total gross leasable area.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of December 31, 2005 out of approximately 1,299,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of December 31, 2005

		Percentage of Total Portfolio	Average Remaining
	Tenant (1)	at the Company’s Share(2)	Lease Term (Years)
1.	Bank of America	12.0%	8.9
2.	BellSouth	4.3%	3.8
3.	IBM	2.9%	0.9
4.	Georgia Lottery Corporation	2.0%	7.5
5.	Ernst & Young U.S. LLP	1.9%	2.1
6.	Internap Network Services	1.9%	13.2
7.	AGL Services Company	1.7%	7.3
8.	Troutman Sanders LLP	1.7%	14.4
9.	Indus International, Inc. (3)	1.6%	2.1
10.	Bombardier Aerospace Corporation	1.5%	7.2
11.	The Gap Inc.	1.3%	3.6
12.	Emory University	1.2%	11.2
13.	Graves Dougherty	0.9%	8.2
14.	Turner Broadcasting System, Inc.	0.9%	5.4
15.	Sapient Corporation	0.9%	3.4
16.	Paul Hastings	0.9%	6.8
17.	Regal Cinemas, Inc.	0.9%	9.3
18.	Bed, Bath & Beyond	0.8%	6.7
19.	KIDS II, Inc.	0.8%	10.0
20.	Inhibitex	0.8%	9.3
21.	AtheroGenics	0.8%	3.2
22.	Northside Hospital	0.7%	7.5
23.	The Frost National Bank	0.7%	8.3
24.	Winstead Sechrest	0.7%	8.4
25.	Hunton & Williams LLP	0.7%	3.3

	Total leased square feet of Top 25 Largest Tenants	44.5%	6.9

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage amounts of operating properties only, and thus exclude properties under development, held for redevelopment, and properties in the lease-up stage.

(3)	Subsequent to December 31, 2005, tenant signed a termination agreement for approximately 60% of their space.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of December 31, 2005

		Company’s		Developable		Cost
		Ownership		Land Area	Year	Basis
Description and Location	Zoned Use	Interest		(Acres)	Acquired	($000)(2)
North Point Suburban Atlanta, GA	Mixed Use	100%		87	1970-1985	$6,836

Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	100%		28	1971-1989	1,389

King Mill Distribution Park Atlanta, GA	Industrial	100	%(3)	155	2005	11,249

Outparcel Adjacent to The Avenue West Cobb Suburban Atlanta, GA	Retail and Commercial	100%		2	2003	418

Land Adjacent to The Avenue Carriage Crossing Memphis, TN	Retail and Commercial	100	%(4)	44	2004	4,816

Round Rock/Austin, Texas Land Austin, TX	Retail and Commercial	100%		45	2005	12,802

The Lakes at Cedar Grove (5) Suburban Atlanta, GA	Mixed Use	100%		14	2002	—	(5)

Terminus Atlanta, GA	Mixed Use	100%		6	2005	20,225

505 & 511 Peachtree Street Atlanta, GA	Mixed Use	100%		1	2004	3,389

Outparcel Adjacent to The Avenue Webb Gin Suburban Atlanta, GA	Commercial and Institutional	100%		6	2005	935

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT						$62,059

CL REALTY TRACTS (5)
Summer Creek Ranch Forth Worth, TX	Residential and Mixed Use	50%		374	2002	—	(5)

Long Meadow Farms Houston, TX	Residential and Mixed Use	19%		134	2002	—	(5)

Southern Trails Pearland, TX	Residential	40%		125	2005	—	(5)

Summer Lakes Rosenberg, TX	Residential and Mixed Use	50%		9	2003	—	(5)

McKinney Village Park & McKinney Village Park North McKinney, TX	Residential	(6)		8	2003-2005	—	(5)

Padre Island Corpus Christi, TX	Residential and Mixed Use	50%		15	2005	$11,539

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of December 31, 2005

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
TEMCO TRACTS (5)
Seven Hills at Bentwater Suburban Atlanta, GA	Residential and Mixed Use	50%	1,564	2002-2005	— (5)

Paulding County Suburban Atlanta, GA	Residential and Mixed Use	50%	6,336	2005	$14,948

OTHER JOINT VENTURES
Handy Road Associates, LLC Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	$5,335

Wildwood Office Park Suburban Atlanta, GA	Office and Commercial	50%	33	1971-1989	$21,333

Austin Research Park Austin, TX	Commercial	50%	6	1998	$3,113

Total Acres			10,179

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership
	Interest	Square Footage

Ten Peachtree Place	50%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100%	60,000

(2)	For consolidated properties reflects the Company’s basis. For joint venture properties reflects the venture basis.

(3)	Weeks Properties Group, LLC has the option to invest up to 25% of total project equity on the future development of this land.

(4)	This project is consolidated but owned through a joint venture with a contractual participation by a third party.

(5)	Residential communities with adjacent land that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory are included on the Inventory of Residential Lots Under Development schedule. The above listing does not include Temco Associates’ option to acquire interests in a timber rights only lease covering approximately 22,000 acres. This option expires March 2006, with the underlying lease expiring in 2025.

(6)	CL Realty has a 60% interest in McKinney Village Park and a 75% interest in McKinney Village Park North.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of December 31, 2005

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (100% owned)

The Lakes at Cedar Grove Fulton County Suburban Atlanta, GA	2001	11	906	115	48	95	568	338	$7,806
Longleaf at Callaway (3) Harris County Pine Mountain, GA	2002	4	138	30	17	48	108	30	1,291
River’s Call East Cobb County Suburban Atlanta, GA	1999	10	107	26	6	29	81	26	2,480

Total 100% owned			1,151	171	71	172	757	394	11,577

Temco Associates (50% owned) (4)

Bentwater Paulding County Suburban Atlanta, GA	1998	9	1,673	95	23	135	1,530	143	1,094
The Georgian (75% owned) Paulding County Suburban Atlanta, GA	2003	10	1,386	253	66	111	253	1,133	17,782
Seven Hills at Bentwater Paulding County Suburban Atlanta, GA	2003	7	1,017	97	65	214	364	653	19,960
Happy Valley (50% owned) Paulding County Suburban Atlanta, GA	2004	4	399	0	0	0	0	399	8,058
Paul Harris Estates Paulding County Suburban Atlanta, GA	2004	4	27	13	3	7	14	13	804

Total Temco			4,502	458	157	467	2,161	2,341	47,698

CL Realty, LLC (50% owned) (4)

Long Meadow Farms (37.5% owned) Fort Bend County Houston, TX	2003	10	2,712	69	75	165	275	2,437	24,223
Summer Creek Ranch Tarrant County Fort Worth, TX	2003	9	2,445	63	37	186	663	1,782	20,460
Summer Creek II Fort Bend County Rosenberg, TX	2005	3	525	0	0	0	0	525	5,461
Bar C Ranch Tarrant County Forth Worth, TX	2004	8	1,181	150	14	39	39	1,142	8,082
West Park Cobb County Suburban Atlanta, GA	2005	3	82	0	0	0	0	82	2,052

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of December 31, 2005

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued

Summer Lakes	2003	5	1,144	19	0	294	294	850	$5,501
Fort Bend County
Rosenberg, TX
Southern Trails (80% owned)	2005	6	1,062	173	58	99	99	963	21,216
Brazoria County
Pearland, TX
Stonebridge (10% owned)	2003	4	623	5	61	119	292	331	6,231
Coweta County
Newnan, GA
McKinney Village Park (60% owned)	2003	4	587	2	0	65	185	402	11,892
Collin County
McKinney, TX
Stonewall Estates	2005	5	386	0	0	0	0	386	—
Bexar County
San Antonio, TX
Manatee River Plantation	2003	5	457	3	38	179	267	190	4,138
Manatee County
Tampa, FL
Stillwater Canyon	2003	5	336	7	18	52	137	199	4,224
Dallas County
DeSota, TX
Creekside Oaks	2003	5	301	0	48	85	125	176	2,586
Manatee County
Bradenton, FL
Blue Valley	2005	3	197	0	0	0	0	197	27,428
Cherokee & Fulton Counties
Alpharetta, GA
McKinney Village Park North (75% owned)	2005	4	194	0	0	0	0	194	3,504
Collin County
McKinney, TX
Hidden Lakes	2003	2	89	0	0	19	89	0	—
Tarrant County
Keller, TX
Gardinier Estates	2004	7	87	0	0	0	0	87	3,915
Hillsborough County
Tampa, FL

Total CL Realty			12,408	491	349	1,302	2,465	9,943	150,913

Total			18,061	1,120	577	1,941	5,383	12,678	$210,188

Company Share of Total			7,502	572	259	915	2,774	4,728	$88,603

Company Weighted Average Ownership			42%	51%	45%	47%	52%	37%	42%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of December 31, 2005, 69 houses have been sold.

(4)	CREC owns 50% of Temco Associates and CL Realty, LLC (“CL Realty”). See the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for a description of Temco Associates and CL Realty.

COUSINS PROPERTIES INCORPORATED
SCHEDULE OF THE COMPANY’S SHARE OF OUTSTANDING DEBT
AS OF DECEMBER 31, 2005

					Company’s	Company’s		Total	Weighted
	Total	Ownership	Maturity	Rate end of	Share	Share		Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter	Recourse	Non-Recourse (1)		Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.9%-1.50%)	$158,035	100%	9/14/2007	5.26%	$158,035			$158,035
905 JUNIPER (LIBOR + 2%)	11,253	72%	12/1/2007	6.36%	8,102	$3,151	(2)	11,253
CSC ASSOCIATES , L.P. INTEREST	141,125	100%	3/1/2012	6.96%		141,125		141,125
THE AVENUE EAST COBB	37,058	100%	8/1/2010	8.39%		37,058		37,058
333/555 NORTH POINT CENTER EAST	30,232	100%	11/1/2011	7.00%	30,232			30,232
MERIDIAN MARK PLAZA	23,975	100%	9/1/2010	8.27%		23,975		23,975
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 12/31/06)	22,365	100%	8/1/2007	7.86%		22,365		22,365
600 UNIVERSITY PARK	13,350	100%	8/10/2011	7.38%		13,350		13,350
LAKESHORE PARK PLAZA	9,359	100%	11/1/2008	6.78%		9,359		9,359
KING MILL PROJECT I (3)	1,715	75%	8/30/2008	9.00%		1,715		1,715
THE POINTS AT WATERVIEW	18,500	100%	1/1/2016	5.66%		18,500		18,500
VARIOUS	549	100%	VARIOUS	VARIOUS	125	424		549

TOTAL CONSOLIDATED	467,516			6.55%	196,494	271,022		467,516	4.1

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	53,201	50%	6/1/2013	5.90%		26,601		26,601
TEN PEACHTREE PLACE	29,300	50%	4/1/2015	5.39%		14,650		14,650
HANDY ROAD ASSOCIATES (3 MTH LIBOR + 3.25%)	3,017	50%	11/2/2007	7.77%		1,509		1,509
PINE MOUNTAIN BUILDERS (PRIME)	1,628	50%	12/13/2005	7.25%		814		814
TEMCO:
THE GEORGIAN (PRIME + 0.25%)	879	37.5%	2/14/2007	7.50%	330			330
BENTWATER LINKS	3,561	50%	1/22/2009	7.98%		1,781		1,781
BENTWATER LINKS, EQUIPMENT NOTE	191	50%	1/15/2009	7.00%		96		96
CL REALTY:
SUMMER LAKES (PRIME + 3%)	806	50%	6/30/2006	10.25%		403		403
BAR C RANCH	581	50%	3/29/2006	1.58%		291		291
SOUTHERN TRAILS (LIBOR + 0.25%)	1,422	40%	6/30/2008	4.61%		569		569

TOTAL UNCONSOLIDATED	94,586			6.05%	330	46,714		47,044	7.3

TOTAL ADJUSTED DEBT	$562,102			6.49%	$196,824	$317,736		$514,560	4.4

INVESTMENT ENTITY DEBT (4)
CHARLOTTE GATEWAY VILLAGE	$154,775	50%	12/1/2016	6.41%		$77,388		$77,388
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	29,086	40%	6/9/2008	6.11%		11,634		11,634
NORTH POINT MARKETCENTER	24,187	11.50%	6/30/2006	8.50%		2,782		2,782
CL REALTY:
MCKINNEY VILLAGE PARK (> OF 10% OR PRIME + 2%)	6,905	30%	5/15/2007	10.00%		2,072		2,072
MCKINNEY VILLAGE PARK NORTH (PRIME + 1%)	1,615	19%	1/14/2008	8.25%		307		307
LONG MEADOW FARMS (PRIME + 0.50%)	7,759	18.75%	6/8/2007	7.75%		1,455		1,455
STONEBRIDGE (PRIME)	4,152	5%	7/20/2007	7.25%		208		208
LIBERTY GROVE (PRIME + 1%)	17,334	25%	5/11/2006	8.25%		4,334		4,334
LIBERTY GROVE (> OF PRIME OR 5.5%)	4,600	25%	3/5/2006	7.25%		1,150		1,150

TOTAL INVESTMENT ENTITY DEBT	250,413			6.61%	—	101,330		101,330	8.7

TOTAL	$812,515			6.51%	$196,824	$419,066		$615,890	5.1

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The joint venture partner guarantees 28% of the debt and therefore this amount is shown as non-recourse.

(3)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I.

(4)	An investment entity is defined as an entity where the Company has a fixed commitment to the venture, it has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment entity debt is not included in any of the financial covenants calculations in the Company’s credit facility. In addition, debt for 191 Peachtree and Verde are not included on this schedule.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD
(A	)	ADJUSTED DEBT:
		CONSOLIDATED DEBT	585,275	669,792	497,981	533,082	495,268	313,208	302,286	302,286	311,862	350,066	363,677	467,516	467,516
		SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	275,913	265,854	285,657	294,090	291,663	200,584	135,764	135,764	135,929	141,502	148,311	148,129	148,129

		TOTAL DEBT INCLUDING SHARE OF JV’S	861,188	935,646	783,638	827,172	786,931	513,792	438,050	438,050	447,791	491,568	511,988	615,645	615,645
		SHARE OF INVESTMENT ENTITY DEBT	(94,685)	(90,766)	(86,588)	(85,542)	(84,397)	(89,107)	(87,704)	(87,704)	(87,577)	(92,296)	(100,230)	(101,085)	(101,085)

		ADJUSTED DEBT	766,503	844,880	697,050	741,630	702,534	424,685	350,346	350,346	360,214	399,272	411,758	514,560	514,560

		RECOURSE DEBT	154,018	160,443	20,697	57,555	101,269	50,365	50,238	50,238	60,911	100,251	113,351	196,824	196,824
		NON-RECOURSE DEBT	612,485	684,437	676,353	684,075	601,265	380,152	305,677	305,677	299,303	299,021	298,407	317,736	317,736

		ADJUSTED DEBT	766,503	844,880	697,050	741,630	702,534	430,517	355,915	355,915	360,214	399,272	411,758	514,560	514,560

(B	)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
		CONSOLIDATED INTEREST EXPENSE	17,852	27,041	22,576	4,719	4,444	2,753	2,707	14,623	2,781	2,103	1,675	2,535	9,094
		DISCONTINUED OPERATIONS INTEREST EXPENSE	9,758	10,382	9,459	2,017	2,011	1,780	62	5,870	0	0	0	0	0
		SHARE OF JOINT VENTURE INTEREST EXPENSE	13,936	13,208	13,739	3,519	3,660	2,989	995	11,163	708	705	703	698	2,814

		CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489	2,808	2,378	3,233	11,908

(C	)	FIXED CHARGES:
		CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	41,546	50,631	45,774	10,255	10,115	7,522	3,764	31,656	3,489	2,808	2,378	3,233	11,908
		LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	0	0	0	0	(62)	(62)	(124)	(61)	(60)	(60)	(59)	(240)
		PRINCIPAL PAYMENTS:
		CONSOLIDATED	5,721	7,632	6,862	1,789	1,748	1,637	1,386	6,560	1,344	1,244	1,384	1,389	5,361
		SHARE OF JOINT VENTURES	4,696	6,140	6,345	1,697	1,800	1,377	383	5,257	299	189	278	2,027	2,793
		GROUND LEASE PAYMENTS:
		CONSOLIDATED	613	839	587	87	134	142	130	493	153	181	167	170	671
		SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3	3	3	3	12

		TOTAL FIXED CHARGES (excluding Preferred Dividends)	52,588	65,254	59,580	13,831	13,800	10,619	5,604	43,854	5,227	4,365	4,150	6,763	20,505
		PREFERRED STOCK DIVIDENDS	0	0	3,358	1,938	1,937	1,937	2,230	8,042	3,813	3,812	3,812	3,813	15,250

		TOTAL FIXED CHARGES (including Preferred Dividends)	52,588	65,254	62,938	15,769	15,737	12,556	7,834	51,896	9,040	8,177	7,962	10,576	35,755

(D	)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
		RENTAL PROPERTY REVENUES	94,281	97,290	101,389	28,750	26,386	23,410	22,556	101,102	23,856	24,580	24,652	27,514	100,602
		RENTAL PROPERTY OPERATING EXPENSES	(30,505)	(30,613)	(32,674)	(8,751)	(8,456)	(8,200)	(8,407)	(33,814)	(9,112)	(9,723)	(9,978)	(11,192)	(40,005)

		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	63,776	66,677	68,715	19,999	17,930	15,210	14,149	67,288	14,744	14,857	14,674	16,322	60,597

(E	)	INCOME FROM DISCONTINUED OPERATIONS:
		RENTAL PROPERTY REVENUES	51,188	71,382	67,462	7,949	7,699	7,466	574	23,688	77	209	486	7	779
		RENTAL PROPERTY OPERATING EXPENSES	(13,480)	(18,523)	(14,821)	(2,858)	(2,279)	(2,602)	(189)	(7,928)	(19)	(28)	(9)	(5)	(61)

		TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	37,708	52,859	52,641	5,091	5,420	4,864	385	15,760	58	181	477	2	718
		INTEREST EXPENSE	(9,758)	(10,382)	(9,459)	(2,017)	(2,011)	(1,780)	(62)	(5,870)	0	0	0	0	0
		MINORITY INTEREST EXPENSE	(2,063)	(1,710)	(624)	0	0	0	0	0	0	0	0	0	0
		MARK-TO-MARKET DEBT ADJUSTMENT	0	0	0	0	0	0	(605)	(605)	0	0	0	0	0
		PROVISION FOR INCOME TAXES	(136)	(139)	0	0	0	0	0	0	17	(41)	(102)	0	(126)

		FUNDS FROM OPERATIONS	25,751	40,628	42,558	3,074	3,409	3,084	(282)	9,285	75	140	375	2	592
		DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(11,862)	(18,085)	(14,678)	(2,318)	(1,879)	(1,057)	(44)	(5,298)	(37)	(31)	0	0	(68)

		INCOME FROM DISCONTINUED OPERATIONS	13,889	22,543	27,880	756	1,530	2,027	(326)	3,987	38	109	375	2	524

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ In Thousands)

		RECONCILIATIONS	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

(F	)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
		RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	51,422	56,435	57,219	13,760	16,252	12,227	6,770	49,009	6,257	6,345	6,105	6,130	24,837
		INTEREST EXPENSE	(13,936)	(13,208)	(13,739)	(3,499)	(3,623)	(2,950)	(956)	(11,028)	(670)	(666)	(665)	(661)	(2,662)
		LOSS ON EXTINGUISHMENT OF DEBT	0	0	0	0	0	0	(3,250)	(3,250)	0	0	0	0	0
		OTHER, NET	144	43	230	873	(21)	(55)	(6)	791	(28)	(60)	289	5,193	5,394
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(53)	(9)	(34)	(10)	(8)	(11)	(6)	(35)	(4)	(4)	(4)	(4)	(16)
		IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	0	(1,536)	0	0	0	(209)	(209)	0	0	0	0	0

		FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	37,577	43,261	42,140	11,124	12,600	9,211	2,343	35,278	5,555	5,615	5,725	10,658	27,553

		MULTI-FAMILY FFO	0	0	0	0	0	0	0	0	0	514	0	6,668	7,182
		RESIDENTIAL LOT AND TRACT FFO	1,720	1,949	3,744	2,657	1,425	1,866	2,882	8,830	1,749	1,796	4,691	4,891	13,127

		FUNDS FROM OPERATIONS	39,297	45,210	45,884	13,781	14,025	11,077	5,225	44,108	7,304	7,925	10,416	22,217	47,862

		DEPRECIATION & AMORTIZATION OF REAL ESTATE	(16,400)	(18,540)	(21,265)	(4,725)	(4,829)	(3,701)	(2,625)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)

		GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	99,300	76,965	176,265	348	(36)	1,633	(10)	1,935

		NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	22,897	26,670	24,619	9,056	9,196	106,676	79,565	204,493	5,175	5,608	10,008	20,164	40,955

(G	)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
		RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
		OUTPARCEL SALES	0	547	600	0	800	600	0	1,400	0	0	7,004	0	7,004
		LOT SALES	6,682	8,579	12,345	3,888	3,566	2,741	5,105	15,300	1,611	4,449	3,942	4,927	14,929

		TOTAL RESIDENTIAL AND OUTPARCEL SALES	6,682	9,126	12,945	3,888	4,366	3,341	5,105	16,700	1,611	4,449	10,946	4,927	21,933

		RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
		OUTPARCEL COST OF SALES	0	352	480	0	435	494	0	929	0	0	5,623	14	5,637
		LOT COST OF SALES	5,910	6,957	9,542	2,490	2,743	1,725	4,120	11,078	1,119	3,023	2,727	3,898	10,767

		TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	5,910	7,309	10,022	2,490	3,178	2,219	4,120	12,007	1,119	3,023	8,350	3,912	16,404

		TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,011	2,143	7,270	1,967	1,267	8,836	17,557	29,627	6,766	5,512	732	2,473	15,483

		OUTPARCEL SALES, TRACT SALES AND RESIDENTIAL LOT SALES, NET -WHOLLY OWNED	2,783	3,960	10,193	3,365	2,455	9,958	18,542	34,320	7,258	6,938	3,328	3,488	21,012

		SUMMARY:
		OUTPARCEL SALES NET OF COS — WHOLLY OWNED	0	195	120	0	365	106	0	471	0	0	1,381	(14)	1,367
		TRACT SALES NET OF COS — WHOLLY OWNED	2,011	2,143	7,270	1,967	1,267	8,836	17,557	29,627	6,766	5,512	732	2,473	15,483
		LOT SALES NET OF COS — WHOLLY OWNED	772	1,622	2,803	1,398	823	1,016	985	4,222	492	1,426	1,215	1,029	4,162

		TOTAL WHOLLY OWNED SALES, NET	2,783	3,960	10,193	3,365	2,455	9,958	18,542	34,320	7,258	6,938	3,328	3,488	21,012

		SHARE OF UNCONSOLIDATED JOINT VENTURES:
		TRACT SALES LESS COST OF SALES	1,098	671	472	991	80	937	227	2,235	82	(2)	1,476	1,791	3,347
		LOT SALES LESS COST OF SALES	645	1,281	3,428	1,724	1,389	1,011	2,826	6,950	1,791	1,661	3,357	3,115	9,924
		INTEREST EXPENSE	0	0	0	(20)	(37)	(39)	(39)	(135)	(38)	(39)	(38)	(37)	(152)
		DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	(62)	0	0	0	(62)
		OTHER — JOINT VENTURE	(23)	(3)	(156)	(38)	(7)	(43)	(132)	(220)	(24)	176	(104)	22	70

		TRACT AND LOT SALES, NET — SHARE OF JOINT VENTURES	1,720	1,949	3,744	2,657	1,425	1,866	2,882	8,830	1,749	1,796	4,691	4,891	13,127

		TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	4,503	5,909	13,937	6,022	3,880	11,824	21,424	43,150	9,007	8,734	8,019	8,379	34,139

(H	)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

		TOTAL BY TYPE:
		SECOND GENERATION LEASING RELATED COSTS	3,582	11,804	13,347	1,166	1,574	8,912	7,558	19,210	2,143	1,223	2,182	2,874	8,422
		SECOND GENERATION BUILDING IMPROVEMENTS	2,491	1,184	1,160	(427)	113	186	176	48	64	98	382	473	1,017

			6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207	1,321	2,564	3,347	9,439

		TOTAL BY SEGMENT:
		OFFICE:
		SECOND GENERATION LEASING RELATED COSTS	3,292	11,348	12,357	1,143	1,567	8,848	7,324	18,882	2,073	1,125	2,043	2,579	7,820
		SECOND GENERATION BUILDING IMPROVEMENTS	2,484	888	938	(452)	113	176	133	(30)	64	98	380	473	1,015

			5,776	12,236	13,295	691	1,680	9,024	7,457	18,852	2,137	1,223	2,423	3,052	8,835

		RETAIL:
		SECOND GENERATION LEASING RELATED COSTS	290	456	992	23	7	64	234	328	70	98	139	295	602
		SECOND GENERATION BUILDING IMPROVEMENTS	7	296	220	25	0	10	43	78	0	0	2	0	2

			297	752	1,212	48	7	74	277	406	70	98	141	295	604

		TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	6,073	12,988	14,507	739	1,687	9,098	7,734	19,258	2,207	1,321	2,564	3,347	9,439

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		RECONCILIATIONS	2001	2002	2003	2004 1st	2004 2nd	2004 3rd	2004 4th	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD

(I	)	DEPRECIATION AND AMORTIZATION:
		REAL ESTATE RELATED:
		CONSOLIDATED	30,624	34,154	36,966	9,857	8,084	7,676	8,962	34,579	8,694	8,837	7,842	8,194	33,567
		DISCONTINUED OPERATIONS	11,862	18,085	14,678	2,318	1,879	1,057	44	5,298	37	31	0	0	68

			42,486	52,239	51,644	12,175	9,963	8,733	9,006	39,877	8,731	8,868	7,842	8,194	33,635

		SHARE OF JOINT VENTURES	16,400	18,540	21,265	4,725	4,829	3,701	2,625	15,880	2,477	2,281	2,041	2,043	8,842

		TOTAL REAL ESTATE RELATED	58,886	70,779	72,909	16,900	14,792	12,434	11,631	55,757	11,208	11,149	9,883	10,237	42,477

		NON-REAL ESTATE RELATED:
		CONSOLIDATED	2,166	2,148	2,511	635	700	659	658	2,652	678	686	730	857	2,951
		DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0	0	0	0	0

			2,166	2,148	2,511	635	700	659	658	2,652	678	686	730	857	2,951

		SHARE OF JOINT VENTURES	53	9	34	10	8	11	6	35	66	4	4	4	78

		TOTAL NON-REAL ESTATE RELATED	2,219	2,157	2,545	645	708	670	664	2,687	744	690	734	861	3,029

		TOTAL DEPRECIATION AND AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952	11,839	10,617	11,098	45,506

		SUMMARY:
		CONSOLIDATED	32,790	36,302	39,477	10,492	8,784	8,335	9,620	37,231	9,372	9,523	8,572	9,051	36,518
		DISCONTINUED OPERATIONS	11,862	18,085	14,678	2,318	1,879	1,057	44	5,298	37	31	0	0	68

			44,652	54,387	54,155	12,810	10,663	9,392	9,664	42,529	9,409	9,554	8,572	9,051	36,586

		SHARE OF JOINT VENTURES	16,453	18,549	21,299	4,735	4,837	3,712	2,631	15,915	2,543	2,285	2,045	2,047	8,920

		TOTAL DEPRECIATION AND AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952	11,839	10,617	11,098	45,506

		MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	(95)	0	0	0	0	0	0	0	0	0	0	0	0

		TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	61,010	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952	11,839	10,617	11,098	45,506

		SUMMARY BY TYPE:
		REAL ESTATE RELATED:
		BUILDING (INCLUDING TENANT FIRST GENERATION):
		CONSOLIDATED	38,522	49,913	48,627	11,568	9,217	8,107	8,349	37,241	7,934	8,160	7,102	7,624	30,820
		SHARE OF JOINT VENTURES	15,656	17,762	19,709	4,152	4,214	2,911	2,352	13,629	2,154	1,957	1,717	1,717	7,545

			54,178	67,675	68,336	15,720	13,431	11,018	10,701	50,870	10,088	10,117	8,819	9,341	38,365

		TENANT SECOND GENERATION:
		CONSOLIDATED	3,964	2,326	3,017	607	746	626	657	2,636	797	708	740	571	2,816
		SHARE OF JOINT VENTURES	744	778	1,556	573	615	790	273	2,251	323	324	324	325	1,296

			4,708	3,104	4,573	1,180	1,361	1,416	930	4,887	1,120	1,032	1,064	896	4,112

		TOTAL REAL ESTATE RELATED	58,886	70,779	72,909	16,900	14,792	12,434	11,631	55,757	11,208	11,149	9,883	10,237	42,477

		NON-REAL ESTATE RELATED:
		FURNITURE, FIXTURES AND EQUIPMENT:
		CONSOLIDATED	1,485	2,122	2,485	643	695	655	654	2,647	674	682	726	852	2,934
		SHARE OF JOINT VENTURES	53	9	34	10	8	11	6	35	66	4	4	4	78

			1,538	2,131	2,519	653	703	666	660	2,682	740	686	730	856	3,012

		GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS CONSOLIDATED	681	26	26	(8)	5	4	4	5	4	4	4	5	17
		SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0	0	0	0	0

			681	26	26	(8)	5	4	4	5	4	4	4	5	17

		TOTAL NON-REAL ESTATE RELATED	2,219	2,157	2,545	645	708	670	664	2,687	744	690	734	861	3,029

		TOTAL DEPRECIATION & AMORTIZATION	61,105	72,936	75,454	17,545	15,500	13,104	12,295	58,444	11,952	11,839	10,617	11,098	45,506

(J	)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
		MULTI-FAMILY SALES — WHOLLY OWNED:
		MULTI-FAMILY SALES	0	0	0	0	0	0	0	0	0	0	4,986	6,247	11,233
		MULTI-FAMILY COST OF SALES	0	0	0	0	0	0	0	0	0	0	(4,274)	(5,131)	(9,405)

		MULTI-FAMILY SALES — WHOLLY OWNED, NET	0	0	0	0	0	0	0	0	0	0	712	1,116	1,828

		MULTI-FAMILY SALES — JOINT VENTURES:
		MULTI-FAMILY SALES	0	0	0	0	0	0	0	0	0	2,086	0	24,194	26,280
		MULTI-FAMILY COST OF SALES	0	0	0	0	0	0	0	0	0	(1,572)	0	(17,526)	(19,098)

		MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	0	0	0	0	0	0	0	514	0	6,668	7,182

		TOTAL MULTI-FAMILY FFO	0	0	0	0	0	0	0	0	0	514	712	7,784	9,010

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Fourth Quarter 2005 Compared to Third Quarter 2005
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	3q 2005	4q 2005	% Change	3q 2005	4q 2005	% Change	3q 2005	4q 2005	% Change	3q 2005	4q 2005	3q 2005	4q 2005

RENTAL PROPERTY REVENUES	$23,782	$24,574		$7,242	$7,823		$31,024	$32,397		$2,623	$3,763	$33,647	$36,160
Less: LEASE TERMINATION FEES	0	0		144	270		144	270		0		144	270
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0			0	0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	23,782	24,574	3.3%	7,098	7,553	6.4%	30,880	32,127	4.0%	2,623	3,763	33,503	35,890

RENTAL PROPERTY OPERATING EXPENSES	9,231	9,753	5.7%	2,380	2,369	-0.5%	11,611	12,122	4.4%	780	1,584	12,391	13,706

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$14,551	$14,821	1.9%	$4,718	$5,184	9.9%	$19,269	$20,005	3.8%	$51,843	$2,179	$21,112	$22,184

ADJUSTED RENTAL PROPERTY REVENUES (1)	$23,782	$24,574		$7,098	$7,553		$30,880	$32,127		$2,623	$3,763	$33,503	$35,890
Less: STRAIGHT-LINE RENTS	1,304	1,289		36	49		1,340	1,338		41	193	1,381	1,531
AMORTIZATION OF LEASE INDUCEMENTS	(83)	(49)			(26)		(83)	(75)				(83)	(75)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(73)	(153)		0	0		(73)	(153)		0	0	(73)	(153)

CASH BASIS RENTAL PROPERTY REVENUES (2)	22,634	23,487	3.8%	7,062	7,530	6.6%	29,696	31,017	4.4%	2,582	3,570	32,278	34,587

RENTAL PROPERTY OPERATING EXPENSES	9,231	9,753	5.7%	2,380	2,369	-0.5%	11,611	12,122	4.4%	780	1,584	12,391	13,706

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$13,403	$13,734	2.5%	$4,682	$5,161	10.2%	$18,085	$18,895	4.5%	$1,802	$1,986	$19,887	$20,881

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$23,782	$24,574		$7,242	$7,823		$31,024	$32,397		$2,623	$3,763	$33,647	$36,160
RENTAL PROPERTY OPERATING EXPENSES	9,231	9,753		2,380	2,369		11,611	12,122		780	1,584	12,391	13,706

	$14,551	$14,821		$4,862	$5,454		$19,413	$20,275		$1,843	$2,179	$21,256	$22,454

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$14,674	$16,322
DISCONTINUED OPERATIONS (4)												477	2
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												6,105	6,130

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$21,256	$22,454

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Fourth Quarter 2005 Compared to Fourth Quarter 2004
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	4q 2004	4q 2005	% Change	4q 2004	4q 2005	% Change	4q 2004	4q 2005	% Change	4q 2004	4q 2005	4q 2004	4q 2005

RENTAL PROPERTY REVENUES	$20,291	$21,275		$6,920	$7,823		$27,211	$29,098		$5,694	$7,062	$32,905	$36,160
Less: LEASE TERMINATION FEES	4	0		18	270		22	270		235	0	257	270
INTER-COMPANY ACTIVITIES	0	0		0	0		0	0			0	0	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	20,287	21,275	4.9%	6,902	7,553	9.4%	27,189	28,828	6.0%	5,459	7,062	32,648	35,890

RENTAL PROPERTY OPERATING EXPENSES	7,319	8,205	12.1%	2,102	2,369	12.7%	9,421	10,574	12.2%	2,180	3,132	11,601	13,706

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$12,968	$13,070	0.8%	$4,800	$5,184	8.0%	$17,768	$18,254	2.7%	$3,279	$3,930	$21,047	$22,184

ADJUSTED RENTAL PROPERTY REVENUES (1)	$20,287	$21,275		$6,902	$7,553		$27,189	$28,828		$5,459	$7,062	$32,648	$35,890
Less: STRAIGHT-LINE RENTS	350	654		3	49		353	703		346	828	699	1,531
AMORTIZATION OF LEASE INDUCEMENTS		(39)			(26)		0	(65)		0	0	0	(65)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(205)	(153)		0	0		(205)	(153)		0	(10)	(205)	(163)

CASH BASIS RENTAL PROPERTY REVENUES (2)	20,142	20,813	3.3%	6,899	7,530	9.1%	27,041	28,343	4.8%	5,113	6,244	32,154	34,587

RENTAL PROPERTY OPERATING EXPENSES	7,319	8,205	12.1%	2,102	2,369	12.7%	9,421	10,574	12.2%	2,180	3,132	11,601	13,706

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$12,823	$12,608	-1.7%	$4,797	$5,161	7.6%	$17,620	$17,769	0.8%	$2,933	$3,112	$20,553	$20,881

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$20,291	$21,275		$6,920	$7,823		$27,211	$29,098		$5,694	$7,062	$32,905	$36,160
RENTAL PROPERTY OPERATING EXPENSES	7,319	8,205		2,102	2,369		9,421	10,574		2,180	3,132	11,601	13,706

	$12,972	$13,070		$4,818	$5,454		$17,790	$18,524		$3,514	$3,930	$21,304	$22,454

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES:
OPERATING PROPERTIES (3)												$14,149	$16,322
DISCONTINUED OPERATIONS (4)												385	2
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												6,770	6,130

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$21,304	$22,454

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Twelve Months 2005 Compared to Twelve Months 2004

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	2004	2005	% Change	2004	2005	% Change	2004	2005	% Change	2004	2005	2004	2005

RENTAL PROPERTY REVENUES	$85,449	$81,493		$21,837	$23,868		$107,286	$105,361		$87,684	$31,139	$194,970	$136,500
Less: LEASE TERMINATION FEES	2,076	16		246	593		2,322	609		3,416	663	5,738	1,272
INTER-COMPANY ACTIVITIES	0			0	0		0	0		(197)		(197)	0

ADJUSTED RENTAL PROPERTY REVENUES (1)	83,373	81,477	-2.3%	21,591	23,275	7.8%	104,964	104,752	-0.2%	84,465	30,476	189,429	135,228

RENTAL PROPERTY OPERATING EXPENSES	28,350	30,283	6.8%	6,506	7,657	17.7%	34,856	37,940	8.8%	28,057	12,408	62,913	50,348

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$55,023	$51,194	-7.0%	$15,085	$15,618	3.5%	$70,108	$66,812	-4.7%	$56,408	$18,068	$126,516	$84,880

ADJUSTED RENTAL PROPERTY REVENUES (1)	$83,373	$81,477		$21,591	$23,275		$104,964	$104,752		$84,465	$30,476	$189,429	$135,228
Less: STRAIGHT-LINE RENTS	389	2,086		0	185		389	2,271		1,941	2,426	2,330	4,697
AMORTIZATION OF LEASE INDUCEMENTS	0	(191)			(26)		0	(217)		0	(30)	0	(247)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(684)	(520)		0	0		(684)	(520)		(121)	(100)	(805)	(620)

CASH BASIS RENTAL PROPERTY REVENUES (2)	83,668	80,102	-4.3%	21,591	23,116	7.1%	105,259	103,218	-1.9%	82,645	28,180	187,904	131,398

RENTAL PROPERTY OPERATING EXPENSES	28,350	30,283	6.8%	6,506	7,657	17.7%	34,856	37,940	8.8%	28,057	12,408	62,913	50,348

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$55,318	$49,819	-9.9%	$15,085	$15,459	2.5%	$70,403	$65,278	-7.3%	$54,588	$15,772	$124,991	$81,050

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$85,449	$81,493		$21,837	$23,868		$107,286	$105,361		$87,684	$31,139	$194,970	$136,500
RENTAL PROPERTY OPERATING EXPENSES	28,350	30,283		6,506	7,657		34,856	37,940		28,057	12,408	62,913	50,348

	$57,099	$51,210		$15,331	$16,211		$72,430	$67,421		$59,627	$18,731	$132,057	$86,152

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

OPERATING PROPERTIES (3)												$67,288	$60,597
DISCONTINUED OPERATIONS (4)												15,760	718
SHARE OF UNCONSOLIDATED JOINT VENTURES (5)												49,009	24,837

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$132,057	$86,152

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and the Company’s pro rata share of Rental Property Revenues of unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment Entities are not included in any of the financial covenant calculations in the Company’s credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods prior to 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. For the 2005 periods, the Company modified its NAREIT defined calculations of FFO to include $5.0 million in income from a real estate venture related to the sale of real estate. The Company included this amount in FFO because, based on the nature of the investment, the Company believes that, for FFO purposes, this income should not be considered gain on the sale of depreciable property.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.